SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Ivy Funds
Ivy Variable Insurance Portfolios
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Tax Free Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
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	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MACQUARIE FUNDS

Delaware Group® Adviser Funds	Delaware Group Tax-Free Fund
Delaware Group Cash Reserve	Delaware Pooled® Trust
Delaware Group Equity Funds II	Delaware VIP Trust
Delaware Group Equity Funds IV	Ivy Funds
Delaware Group Equity Funds V	Ivy Variable Insurance Portfolios
Delaware Group Global & International Funds	Voyageur Insured Funds
Delaware Group Government Fund	Voyageur Mutual Funds
Delaware Group Income Funds	Voyageur Mutual Funds II
Delaware Group Limited-Term Government Funds	Voyageur Tax Free Funds
Delaware Group State Tax-Free Income Trust

100 Independence
610 Market Street
Philadelphia, PA 19106

July 9, 2025
Dear Shareholder:
I am writing to let you know that a joint special meeting of the shareholders of the Macquarie Funds registered investment companies listed above (each individually, a “Trust,” and collectively, the “Trusts”) and each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) will be held via live webstream on September 10, 2025 at 2:00 pm ET (the “Meeting”).  You are receiving this letter because you were a shareholder of record of at least one Fund as of July 3, 2025 (the “Record Date”).  As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s).  This package contains information about the proposal and the materials to use when voting by mail, telephone or through the Internet.
The purpose of the Meeting is to approve a matter important to your Fund relating to the proposed acquisition by Nomura Holding America Inc. (“Nomura”) of the equity interests in the US and European public investments business of Macquarie Asset Management (the “MAM Business”), including the Fund’s investment adviser, Delaware Management Company (“DMC”), which is a series of Macquarie Investment Management Business Trust.  On April 21, 2025, Nomura and Macquarie Group Limited (“Macquarie”) announced that they had entered into a purchase agreement whereby Nomura will acquire the MAM Business (the “Transaction”).  The Transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close on or about October 31, 2025 (the “Closing”) with respect to Macquarie’s US public investments business with the possibility of a later closing for Macquarie’s European public investments business. Upon the Closing of the Transaction, each Fund’s investment advisory agreement and any sub-advisory agreements will automatically terminate in accordance with their terms and applicable regulations. The Transaction is structured as a “carve-out” such that other than for certain Funds described in the Joint Proxy Statement, all of the current MAM Business portfolio management personnel, as well as MAM Business personnel who provide services to the Funds, are expected to continue in those roles following Closing.
In order to help ensure that each Fund’s investment program continues uninterrupted upon the Closing, I am asking for your vote at the Meeting on the following proposal affecting the Funds, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

For each Fund: To approve a new investment advisory agreement for the Fund.

The Board of Trustees of each of the Trusts has approved and unanimously recommends that you vote FOR the proposal.

Detailed information about the proposal is contained in the enclosed materials. The proposal will not result in changes to any Fund’s contractual management fee rate or investment objective, strategy, risks or restrictions and DMC will continue to serve as the Funds’ investment adviser. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting virtually can do so. If you were a record holder of Fund shares as of the Record Date, please send an email to the proxy solicitor, EQ Fund Solutions (“EQ”), at attendameeting@equiniti.com  no later than 1:00 pm ET on September 9, 2025. Please include the Fund’s name in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ, at attendameeting@equiniti.com  no later than September 9, 2025 at 1:00 pm ET. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, and hold shares through an intermediary, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com  and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at (800) 659-6590 for the retail Funds and (800) 769-7666 for the variable insurance product funds. For technical assistance during the Meeting, please call EQ at (800) 659-6590 for the retail Funds and (800) 769-7666 for the variable insurance product funds.

Whether or not you plan to attend the Meeting virtually, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Funds as of the close of business on the Record Date. If you held shares as of the Record Date, you are entitled to receive notice of,

and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, by visiting the internet at https://vote.proxyonline.com/macquarie/docs/mtg2025.pdf, or by attending the Meeting via webstream and voting at the Meeting. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, EQ, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposal or how to vote, you may call EQ at (800) 659-6590 for the retail Funds and (800) 769-7666 for the variable insurance product funds and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,
/s/Shawn K. Lytle
President and Chief Executive Officer of the Trusts

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at https://vote.proxyonline.com/macquarie/docs/mtg2025.pdf.

MACQUARIE FUNDS

Delaware Group® Adviser Funds	Delaware Group Tax-Free Fund
Delaware Group Cash Reserve	Delaware Pooled® Trust
Delaware Group Equity Funds II	Delaware VIP Trust
Delaware Group Equity Funds IV	Ivy Funds
Delaware Group Equity Funds V	Ivy Variable Insurance Portfolios
Delaware Group Global & International Funds	Voyageur Insured Funds
Delaware Group Government Fund	Voyageur Mutual Funds
Delaware Group Income Funds	Voyageur Mutual Funds II
Delaware Group Limited-Term Government Funds	Voyageur Tax Free Funds
Delaware Group State Tax-Free Income Trust

100 Independence
610 Market Street
Philadelphia, PA 19106

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of the above-referenced registered investment companies (each individually, a “Trust,” and collectively, the “Trusts”) and each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) will be held via live webstream on September 10, 2025 at 2:00 pm ET (the “Meeting”).  At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business that may properly come before the Meeting or any adjournment or postponement thereof:
Shareholders Entitled to Vote
Meeting Proposal To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).	All shareholders of each Fund, voting separately

The Board of Trustees of each of the Trusts (collectively, the “Board”) has approved and unanimously recommends that you vote FOR the New Investment Advisory Agreement Proposal.

Please read the joint proxy statement carefully for information concerning the Proposal. The enclosed materials contain the Notice of Joint Special Meeting of Shareholders (the “Notice”), joint proxy statement and proxy card(s)/voting instruction form(s). A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to a Fund. If you complete, sign and return the proxy card/voting instruction form, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card/voting instruction form, but do not specify a vote, your proxy will be voted FOR the Proposal.

Shareholders of record of a Fund at the close of business on July 3, 2025 are entitled to receive notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s)/voting instruction form(s) and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meeting via live webstream.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING VIA LIVE WEBSTREAM, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM.

If you attend the Meeting via live webstream and wish to vote at that time, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting via live webstream, however, will not revoke a previously given proxy.

Any shareholder wishing to participate in the Meeting virtually can do so. If you were a record holder of Fund shares as of the Record Date, please send an email to the proxy solicitor, EQ, at attendameeting@equiniti.com  no later than 1:00 pm ET on September 9, 2025. Please include the Fund’s name in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com  no later than 1:00 pm ET on September 9, 2025 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at (800) 659-6590 for the retail Funds and (800) 769-7666 for the variable insurance product funds. For technical assistance during the Meeting, please contact EQ at attendameeting@equiniti.com  or call (800) 659-6590 for the retail Funds and (800) 769-7666 for the variable insurance product funds.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE PROXY CARD/VOTING INSTRUCTION FORM, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting.  This Notice and the joint proxy statement are available on the internet at https://vote.proxyonline.com/macquarie/docs/mtg2025.pdf. On this webpage, you will be able to access the Notice, the joint proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of the Trusts
/s/Shawn K. Lytle
President and Chief Executive Officer of the Trusts July 9, 2025

JOINT PROXY STATEMENT

For the

MACQUARIE FUNDS

Delaware Group® Adviser Funds	Delaware Group Tax-Free Fund
Delaware Group Cash Reserve	Delaware Pooled® Trust
Delaware Group Equity Funds II	Delaware VIP Trust
Delaware Group Equity Funds IV	Ivy Funds
Delaware Group Equity Funds V	Ivy Variable Insurance Portfolios
Delaware Group Global & International Funds	Voyageur Insured Funds
Delaware Group Government Fund	Voyageur Mutual Funds
Delaware Group Income Funds	Voyageur Mutual Funds II
Delaware Group Limited-Term Government Funds	Voyageur Tax Free Funds
Delaware Group State Tax-Free Income Trust

100 Independence
610 Market Street
Philadelphia, PA 19106

JOINT PROXY STATEMENT
FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 10, 2025

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Trustees (collectively, the “Board”) of the above-referenced registered investment companies (each individually, a “Trust,” and collectively, the “Trusts”) on behalf of each series of each Trust as set forth on Appendix A (each individually, a “Fund,” and collectively the “Funds”) for use at the joint special meeting of shareholders to be held via live webstream on September 10, 2025 at 2:00 pm ET (together with any adjournment, the “Meeting”).
This Joint Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of the Joint Special Meeting of Shareholders. Much of the information in this Joint Proxy Statement is required under rules of the US Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number (800) 659-6590 for the retail Funds and (800) 769-7666 for the variable insurance product funds. This Joint Proxy Statement, the Notice of Joint Special Meeting of Shareholders and related proxy card(s) /voting instruction form(s) will be mailed to shareholders of the Funds beginning on or about July 16, 2025.

Proposal/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders to consider and vote on the following proposal (the “Proposal”), which is described more fully below:
Shareholders Entitled to Vote
Meeting Proposal To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).	All shareholders of each Fund, voting separately
The Board has unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal.

Shareholders of record of the Funds as of the close of business on July 3, 2025 (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth on Appendix A.  Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

The Meeting will be conducted exclusively via live webstream. Instructions on how to vote whether you expect to attend the Meeting or not are provided under the section “VOTING PROCEDURES -How do I vote?” section of this Joint Proxy Statement.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
Below is a brief overview of the matters to be voted on at the Meeting. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.
OVERVIEW

What is the Transaction and why am I being asked to vote?

On April 21, 2025, Nomura Holding America Inc. (together with its parent company, Nomura Holdings, Inc., hereinafter referred to as “Nomura”) and Macquarie Group Limited (“Macquarie”) announced that they had entered into a definitive stock purchase agreement (the “Purchase Agreement”) pursuant to which Nomura agreed to acquire the equity interests of Macquarie’s US and European public investments business (collectively, the “MAM Business”), which includes Delaware Management Company, the Funds’ investment adviser (“DMC”), for approximately $1.8 billion, subject to certain adjustments (the “Transaction”).
Nomura is a global financial services group with an integrated global network. By connecting markets East and West, Nomura services the needs of individuals, institutions, corporations and governments through four business divisions: Wealth Management, Investment Management, Wholesale (Global Markets and Investment Banking) and Banking.  Founded in 1925, the firm is built on a tradition of disciplined entrepreneurship, serving clients with creative solutions and considered thought leadership. Nomura established its first US office in New York in 1927.
The Transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close (the “Closing”) on or about October 31, 2025 (the “Closing Date”). Due to the timing of regulatory and other required approvals, however, the sale of Macquarie’s US public investments business may close before the sale of Macquarie’s European public investments business that includes DMC’s affiliated sub-adviser, Macquarie Investment Management Austria Kapitalange AG (“MIMAK”) (“Split Closing”).1  References herein to the Closing shall include a Split Closing, as applicable. A Split Closing, if it occurs, will not affect the day-to-day management of the Funds.
Upon the Closing, each Fund’s investment advisory agreement and sub-advisory agreement(s), as applicable, will automatically terminate in accordance with their terms and applicable regulations. Pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the

1 DMC’s other affiliated European sub-adviser, Macquarie Investment Management Europe Limited (“MIMEL”), is not part of the sale.

Transaction, which is set to occur on the Closing Date, whereby DMC will be acquired by Nomura will constitute a Change of Control Event for DMC, resulting in the automatic termination of the Funds’ existing investment advisory agreements with DMC (the “Current Investment Advisory Agreements”). The termination of the Current Investment Advisory Agreements will, in turn, result in the automatic termination of any existing sub-advisory agreement entered into by DMC with respect to the applicable Funds.  Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that DMC will continue to serve as the Funds’ investment adviser after the Closing, the proposed new investment advisory agreement must be approved by each Fund’s shareholders (each a “New Investment Advisory Agreement” and together, the “New Investment Advisory Agreements”).  Fund shareholders are not being asked to approve the Transaction, only the New Investment Advisory Agreements.
As a result, in connection with the Transaction, it is proposed that Fund shareholders reapprove DMC as their investment adviser pursuant to the New Investment Advisory Agreements effective as of the Closing. Except for the effective date and two-year initial term, the terms of the New Investment Advisory Agreements will be identical to the Current Investment Advisory Agreements. In addition, under the New Investment Advisory Agreement, DMC will, among other things, continue to have the ability to hire and terminate sub-advisers under its manager of managers exemptive order without shareholder approval. As a result, the applicable new sub-advisory agreements (the “New Sub-Advisory Agreements”) needed to replace the Funds’ existing sub-advisory agreements that will be automatically terminated by the Change of Control Event for DMC will only need to be approved by each applicable Fund’s Board; no shareholder approval will be required.
How will I as a Fund shareholder be affected by the Transaction?

Your investment in a Fund will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. The Funds’ investment objectives, policies and strategies will not change. In addition, DMC will continue to serve as investment adviser to the Funds. The portfolio managers for your Fund(s), except for Macquarie Global Bond Fund, Macquarie High Income Fund, Macquarie VIP High Income Series, Macquarie Strategic Income Fund, and Macquarie Floating Rate Fund (the “US leveraged credit team Funds”), are expected to continue in those roles following Closing, albeit the MAM Business employees will become Nomura employees. For the US leveraged credit team Funds, certain investment professionals will remain Macquarie employees after the Closing and will no longer support these Funds. For Macquarie Floating Rate Fund, however, these Macquarie employees are expected to support the Fund through a new sub-advisory arrangement. In addition, certain other investment professionals who provide services related to the Funds’ use of the Macquarie global equity and global fixed income investment platforms and who are employees of a current Macquarie affiliated sub-adviser will remain Macquarie employees after the Closing and will no longer support the applicable Funds while others will ultimately continue to provide these same investment services after the Closing as Nomura employees through participating affiliate arrangements. The anticipated sub-advisory changes are described in more detail below. There are not any plans to make significant changes to your Fund(s) as a result of this Transaction.

If the Transaction is consummated, the name of your Fund(s) will change.  The reference to “Macquarie” in your Fund name will be replaced with “Nomura”. In addition, the Macquarie Funds will be rebranded as the Nomura Funds.

Is my Fund paying for the Transaction or this proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction. All costs associated with this Joint Proxy Statement and the Meeting, including any such costs, fees and expenses in connection with the preparation, filing, printing and mailing of notices, proxy solicitation materials and other communication (including the costs, fees and expenses of any proxy solicitors) will be borne by Macquarie and Nomura.

Will the Transaction be completed if the Proposal is not approved?

Provided all other conditions of the Transaction are met as described herein, the Closing may take place even if shareholders of a Fund do not approve the Proposal.  If this should happen, the Board of such Fund would consider what additional actions to take, which could include continuing to solicit approval of the Proposal. In addition, the Board of each Fund approved interim investment advisory and sub-advisory agreements, as applicable, to permit continuity of management while solicitation continues.  The terms of the interim investment advisory and sub-advisory agreements are identical to those of the corresponding current investment advisory and sub-advisory agreements except for their date, duration and escrow provisions required by applicable law.

Will the Proposal be implemented if the Transaction is not consummated?

No.  If the Transaction is not consummated, the Proposal will not be implemented, even if the Proposal is approved by Fund shareholders.  This means that if the Transaction is not consummated, the New Investment Advisory Agreements will not take effect for any Fund.

Will the Proposal be implemented before the Closing of the Transaction?

No.  If approved by shareholders, the Proposal will be implemented as of the Closing of the Transaction.

How does the Board recommend that shareholders of each Fund vote on the Proposal?
The Board unanimously approved and recommends that you vote FOR the Proposal to approve the New Investment Advisory Agreements.
Why am I being asked to approve a New Investment Advisory Agreement?
Upon the Closing of the Transaction, each Fund’s Current Investment Advisory Agreement with DMC and its current investment sub-advisory agreements with its sub-adviser(s), as applicable, will automatically terminate in accordance with their terms and applicable regulations, as noted

above. To preserve continuity of investment advisory services to your Fund, your Fund’s Board has recommended that you approve the proposed New Investment Advisory Agreement between your Fund(s) and DMC.
DMC in turn has recommended, and the Board has approved, the reappointment of: (i) Securian Asset Management, Inc. (“Securian”) and Macquarie Investment Management Global Limited (“MIMGL”) as sub-advisers to the Funds that they currently sub-advise; and (ii) MIMAK and MIMEL as sub-advisers to the Funds that they currently sub-advise in the event of a Split Close.  The Board also approved the appointment of Macquarie Asset Management Credit Advisers US, LLC (“MAMCA”) as a new sub-adviser to the Macquarie Floating Rate Fund under the manager of managers exemptive order that the Funds and DMC have previously received. Under the Funds’ manager of managers exemptive relief, however, shareholder approval of these New Sub-Advisory Agreements is not required. In addition, the Board has approved the use of participating affiliate arrangements for certain non-US portfolio management personnel who currently provide services to some of the Funds through DMC’s current non-US asset management affiliates, MIMEL, MIMGL, and MIMAK, and who are expected to continue to provide those services as Nomura employees after the Closing. The appointment or reappointment of a sub-adviser or the use of a participating affiliate arrangement is subject to shareholder approval of the Funds’ New Investment Advisory Agreements. These agreements and arrangements are described in more detail below.
A discussion of the proposed New Investment Advisory Agreements is contained in the New Investment Advisory Agreements Proposal section of the Proxy Statement, and the form of the proposed New Investment Advisory Agreement is attached hereto as Appendix B.
Will the contractual management fee rates increase for my Fund(s)?
No. The advisory fee schedule under each proposed New Investment Advisory Agreement with DMC is the same as the advisory fee schedule under each Current Investment Advisory Agreement with DMC.
Will the proposed New Investment Advisory Agreements result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund(s)?
No. The proposed New Investment Advisory Agreements will not result in any changes to any Fund’s investment objective(s) or investment strategy because of the Transaction. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing, other than the US leveraged credit team Funds. The investment personnel from the applicable sub-advisers that are currently sub-advising the Funds will also continue to provide investment services, whether through New Sub-Advisory Agreements or pursuant to a participating affiliate arrangement.  The applicable sub-adviser will also continue to manage its respective sleeves of the Funds pursuant to New Sub-Advisory Agreements with DMC that are substantially similar to those currently in place with DMC.
However, as currently described in their prospectuses, certain Funds use advisory services provided under Macquarie’s global fixed income investment platform and/or from Macquarie’s global equity investment platform.  Under the global fixed income investment platform, DMC can receive the following support services from MIMEL, MIMAK, and MIMGL with respect to the Funds:

• Providing investment advice and recommendations;
•	Executing security trades where the affiliated subadviser has local market expertise; and
•	Exercising investment discretion where the affiliated subadviser has local market expertise.
Under the global equity investment platform, DMC can receive the following support services from MIMGL with respect to the Funds:

• Execution of security trades; and
• Providing quantitative support.
After the Closing, MIMEL and MIMGL will no longer provide support services in connection with these global investment platforms.  In addition, in the event of a Split Closing, MIMEL and MIMAK will not provide support services in connection with the global fixed income investment platform.  As noted above, certain personnel of MIMEL, MIMGL, and MIMAK who provide these global investment platform services will continue to provide these same investment services after the Closing as Nomura employees through participating affiliate arrangements.
How do the proposed New Investment Advisory Agreements with DMC differ from the Current Investment Advisory Agreements with DMC?
As described in the New Investment Advisory Agreements Proposal section of the Proxy Statement, the proposed New Investment Advisory Agreements with DMC for the Funds is identical to the Funds’ Current Investment Advisory Agreements with DMC, except for its effective date and two-year initial term. The services that the Funds will receive under the New Investment Advisory Agreements are expected to be the same as those provided under the Current Investment Advisory Agreements. Please see the New Investment Advisory Agreements Proposal for a comparison of the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements.
What will happen if shareholders of my Fund(s) do not approve the proposed New Investment Advisory Agreement before consummation of the Transaction?
Your Fund’s portfolio managers will manage your Fund under an interim investment advisory agreement, but DMC must place its compensation for advisory services during this interim period in escrow, while shareholder approval of the Fund’s New Investment Advisory Agreement is pending. Additionally, each sub-adviser will continue to manage its respective sleeve of your Fund under an interim sub-advisory agreement. The interim advisory and sub-advisory agreements are identical to the current advisory and sub-advisory agreements, except for the date, term and escrow provisions required by applicable regulations. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory and sub-advisory agreements may not exceed 150 days from the Closing Date. If the term of a Fund’s interim investment advisory and sub-advisory agreements expires before Fund shareholders approve a New Investment Advisory Agreement or such agreements are otherwise terminated, the Board will consider what further action is in the best interests of the Funds and their shareholders, including resubmitting the New Investment Advisory Agreements to shareholders for approval.

VOTING PROCEDURES
Why did you send me this booklet?
You are receiving this communication because you were a shareholder of one or more Funds as of the close of business on July 3, 2025 (the “Record Date”).  This communication includes this Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the Proposal.  The words “you” and “shareholder” are used in this Joint Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board has sent a Joint Proxy Statement to you and all other shareholders of record who have a beneficial interest in a Fund as of the Record Date. The Board is soliciting your vote for the Proposal discussed herein.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Shareholders of the Funds on the Record Date will be entitled to one vote for each share (and a proportional fractional vote for each fraction of a share held.)

For Macquarie VIP Fund Shareholders Only. The Funds within Delaware VIP Trust and Ivy Variable Insurance Portfolios (each, a “Macquarie VIP Fund” and together, “Macquarie VIP Funds”) sell their shares only to the separate accounts of certain select insurance companies (“Participating Insurance Companies”) to fund certain variable life insurance policies and variable annuity contracts (“Policies”).  The shares of the Macquarie VIP Funds are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the “Variable Accounts”) as a funding vehicle for the Policies offered by the Variable Accounts of Participating Insurance Companies. Each of the Variable Accounts has a sub-account (“Sub-Account”), the assets of which are invested in shares of the Macquarie VIP Funds.

Owners of the Policies issued by each Participating Insurance Company (“Policyowners”) who select a portfolio for investment through a Variable Account have a beneficial interest in a Macquarie VIP Fund, but do not invest directly in or hold shares of a Macquarie VIP Fund. The Participating Insurance Company that uses a Macquarie VIP Fund as an investment option is, in most cases, the actual shareholder of the Macquarie VIP Fund and, as the legal owner of the Macquarie VIP Fund’s shares, has voting power with respect to the shares.  Each Participating Insurance company is the legal owner of all Macquarie VIP Fund shares held by the Variable

Accounts of that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from its Policyowners with respect to all matters to be acted upon at the Meeting. The Policyowners permitted to give instructions for the Macquarie VIP Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date. The numbers of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner’s percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Macquarie VIP Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Macquarie VIP Fund shares attributable to its Policies as to which no timely instructions are received, and any Macquarie VIP Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including withholds or abstentions, which are received with respect to its Policies participating in the Macquarie VIP Fund. The effect of such proportional voting is that a small number of Policyowners may determine the outcome of the vote.

For purposes of this Joint Proxy Statement, the terms “shareholder,” “you,” and “your” may refer to Policyowners and to Variable Accounts and Participating Insurance Companies, as direct owners of shares of the Macquarie VIP Funds, and any other direct shareholders of the Funds, unless the context otherwise requires.

How do I vote?

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of the Record Date, please email EQ, at attendameeting@equiniti.com no later than 1:00 pm ET on September 9, 2025 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. EQ will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com no later than 1:00 pm ET on September 9, 2025 to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at the phone number provided above.

If you do not expect to be present at the Meeting via live webstream and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s)/voting instruction form(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy card(s)/voting instruction form(s) with respect to the Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via webstream and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via live webstream and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via live webstream and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via live webstream does not, in itself, revoke a proxy.

How can I obtain more information about the Funds?

You may speak to a representative of EQ, who can assist you with any questions, by calling (800) 659-6590 for the retail Funds and (800) 769-7666 for the variable insurance product funds.
For retail Macquarie Fund shareholders: Copies of each Fund’s Annual Report for the most recently completed fiscal year previously have been mailed or made available to shareholders. To receive a free copy of the annual or semiannual reports, write to us at P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or at Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 by overnight courier service, or call toll-free 800 523-1918. The Funds’ shareholder reports are available, free of charge, through the Funds’ website at macquarie.com/mam/literature. You may also obtain additional information about the Funds from your financial advisor.
For Macquarie VIP Fund shareholders only: To receive a free copy of the annual or semiannual report, write to us at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or call toll-free 800 523-1918. The shareholder reports are available, free of charge, through the Macquarie VIP Funds’ website at macquarie.com/mam/vip-literature. The insurance company that issued your contract may make the shareholder reports available to shareholders on the insurance company's website.

PROPOSAL

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND
(“NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL”)

Introduction

The Current Investment Advisory Agreement between each Trust, on behalf of its Fund(s), and DMC will automatically terminate upon the Closing of the Transaction. It is proposed that DMC will continue to serve as the investment adviser to the Funds after the Closing of the Transaction. To ensure that advisory services can continue uninterrupted following the termination of the Current Investment Advisory Agreements, the Board, including its current trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), has approved a proposed New Investment Advisory Agreement for each Fund, to become effective upon the Closing, subject to shareholder approval. If a Fund’s New Investment Advisory Agreement is approved by its shareholders, DMC will continue to manage the Fund effective upon the Closing. In the event shareholders of one or more Funds do not approve a New Investment Advisory Agreement by the Closing, DMC will serve as investment adviser of each such Fund pursuant to an interim investment advisory agreement but the advisory fees for its services during this interim period will be placed in escrow, while shareholder approval of the New Investment Advisory Agreement is pending. An interim investment advisory agreement will have substantially the same terms as the terms of the Current Investment Advisory Agreement, except for their date, duration and escrow provisions, which are required by the 1940 Act. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory and sub-advisory agreements may not exceed 150 days from the Closing Date. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

Pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is set to occur on the Closing Date, whereby DMC will be acquired by Nomura, will constitute a Change of Control Event for DMC, resulting in the automatic termination of the Current Investment Advisory Agreements between DMC and the Trusts, on behalf of their Fund(s). Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that DMC will continue to serve as the Funds’ investment adviser after the Closing, each proposed New Investment Advisory Agreement must be approved by the applicable Fund’s shareholders. If the Transaction is not consummated, the New Investment Advisory Agreements Proposal will not be implemented, even if approved by shareholders.

DMC and the Trusts are unaware of any Trustee having any material interest, direct or indirect, in the Transaction, except that Shawn Lytle, who is an interested Trustee, President and Chief

Executive Officer of the Trusts, is deemed to have such an interest because of his positions at DMC and its affiliates. Mr. Lytle may be considered to have a material interest in the Transaction and approval of the New Investment Advisory Agreements because he will receive substantial amounts in the form of closing and retention payments if the Transaction closes. The Funds do not bear any of the costs related to such payments.

Section 15(f) of the 1940 Act

Nomura has made certain covenants in connection with the Transaction regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied. The first condition requires that no “unfair burden” be imposed on the investment company or companies as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated by the Transaction. Nomura has agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing of the Transaction, any “unfair burden” on the Funds.

The second condition requires that, during the three-year period immediately following the Closing of such Transaction, at least 75% of an investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Board of each Fund currently satisfies such 75% requirement. Nomura has agreed with DMC to use its commercially reasonable efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

The Current Investment Advisory Agreements

DMC serves as the investment adviser to the Funds and is an SEC registered investment adviser. As of April 30, 2025, DMC had approximately $85.4 billion in total assets under management. DMC’s principal office is located at 100 Independence, 610 Market Street, Philadelphia, PA  19106. DMC provides investment management services to the Funds under the Current Investment Advisory Agreements. At a meeting held on August 13-15, 2024, the Board, including all of its Independent Trustees, approved the renewal of the Current Investment Advisory Agreements for the current one-year period.

The Proposed New Investment Advisory Agreements

It is proposed that DMC continue to provide investment management services to the Funds pursuant to the proposed New Investment Advisory Agreements. The terms of the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements (collectively, the “Advisory Agreements”) are identical other than their effective date and duration. The proposed New Investment Advisory Agreements do not change any Fund’s contractual advisory fee rate. The comparison below is qualified in its entirety by the Current Investment Advisory Agreements and the form of New Investment Advisory Agreement in Appendix B, which other than noted above, is identical to the Current Advisory Agreements. Key provisions of the Current and proposed New Investment Advisory Agreements are described below:

Fees. There would be no change in the fee schedule used to determine the gross investment advisory fees payable to DMC under the proposed New Investment Advisory Agreements. Appendix A discloses the rate of compensation of DMC under the Current and proposed New Investment Advisory Agreements. Under the Advisory Agreements, DMC’s advisory fees are computed each day based on the average daily net asset value for each Fund at the annual rate listed in the Advisory Agreements and paid to DMC monthly as outlined in Appendix A.

Investment Advisory Services. The proposed New Investment Advisory Agreements require DMC to provide the same services to the Funds as it does under the Current Investment Advisory Agreements. The Advisory Agreements provide that DMC agrees to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Board and officers of the Funds and consistent with the provisions of each Trust’s Agreement and Declaration of Trust and the investment policies adopted and declared by the Board.

Sub-advisers. The Advisory Agreements provide that DMC may, at its expense, select and contract with one or more sub-advisers registered under the Investment Advisers Act of 1940, as amended, to perform some of the services for the Funds for which DMC is responsible or as DMC may otherwise determine to be necessary or appropriate to seek to implement a Fund’s investment objectives, policies, and restrictions as provided in its currently in effect Prospectus and Statement of Additional Information, and such other limitations as the Fund may impose by notice in writing to the sub-adviser. The sub-advisers are subject to the supervision and control of DMC and approval of the Board, including a majority of the Independent Trustees, and the approval of the applicable Fund’s shareholders, if required,2 and must act in accordance with applicable laws and regulations in force from time to time. DMC will compensate any sub-adviser for its services to a Fund. DMC will evaluate and select the sub-adviser(s) and will make recommendations to the Board about the hiring, termination and replacement of a sub-adviser and will oversee, monitor and review the sub-adviser(s) and their performance. DMC may also terminate the services of any sub-adviser at any time. Notwithstanding any delegation under the Advisory Agreements, DMC will continue to have overall responsibility for the management and investment of the assets and

2 Generally, shareholder approval of sub-advisory agreements will not be required due to the manager of managers exemptive relief the Funds and DMC have previously received.

responsibility for all advisory services furnished by any sub-adviser and will supervise each sub-adviser in its duties for the applicable Fund.

Best Execution. Under the Advisory Agreements, DMC’s placement of orders for the purchase and sale of portfolio securities and other instruments with brokers or dealers is subject to DMC’s seeking best execution of a Fund’s portfolio transactions.

Soft Dollars. Under the Advisory Agreements, DMC may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where DMC has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or DMC’s overall responsibilities with respect to a Trust and to other clients for which they exercise investment discretion.

Other Business. The Advisory Agreements provide that the services of DMC are not exclusive to the Funds and that DMC and its affiliates may render services to others.

Payment of Expenses. The Advisory Agreements have provisions addressing allocation of expenses; the Advisory Agreements provide that each Fund is responsible for its own expenses and provide specific examples of such expenses.

Fund Administration Services. DMC and Nomura have advised the Board that they anticipate and intend that the nature and level of administrative services provided to the Funds under their Current Investment Advisory Agreements, in combination with any administrative services agreements, will not be diminished because of the Transaction or the implementation of the New Investment Advisory Agreements. In addition, any fees for administrative services, whether payable under a Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or a New Investment Advisory Agreement.

Indemnification/limitation on liability. The provisions governing indemnification and limitation of liability in the Advisory Agreements are the same. Except as may otherwise be provided by the 1940 Act, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties to the Trust, DMC shall not be subject to liability to a Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

Term and Continuance. If approved by shareholders of a Fund, its proposed New Investment Advisory Agreement will continue in effect for an initial period of two years from the date of implementation, whereas the Current Investment Advisory Agreement has a one-year term. The Advisory Agreements have the same provisions for renewal and may be renewed provided that renewal and continuance are specifically approved at least annually in accordance with the 1940 Act.

Termination. The Advisory Agreements have the same termination provisions, providing that an Advisory Agreement may be terminated at any time, without the payment of any penalty, by a Fund upon giving sixty (60) days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of a Fund. The Advisory Agreements further provide that DMC may terminate an Advisory Agreement with respect to each Fund at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust.

Assignment. As required by the 1940 Act, each of the Current Investment Advisory Agreements and proposed New Investment Advisory Agreements will immediately terminate in the event of their “assignment” (as defined in the 1940 Act).

Additional Information. The Current Investment Advisory Agreements were last approved for continuance by the Board at a meeting held on August 13-15, 2024. The Current Investment Advisory Agreements were last approved by the shareholders of each of the Funds on November 12, 2009, due to a change of control of DMC. A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreements is available in each Fund's shareholder report for the period in which the renewals were approved.

Portfolio Management Continuity at Closing

Following the Transaction, DMC will continue to oversee the activities of the Funds’ investment teams. The investment teams will also include investment personnel from the sub-advisers that are currently sub-advising the Funds, whether through New Sub-Advisory Agreements or pursuant to a participating affiliate arrangement with the current sub-adviser or new Nomura affiliates, as applicable (as described further below). The DMC employees who provide operational support to the Funds and the DMC investment professionals who currently manage the Funds are generally expected to continue to manage the Funds after the Closing.3,4 There may be certain portfolio management changes made in the ordinary course of business prior to or after the Closing Date.

Sub-Advisory/Portfolio Management Arrangements

Many of the Funds currently use sub-advisers to manage all or a sleeve of such Funds. The current sub-advisory agreements for the existing sub-adviser(s) will also terminate upon the Closing under applicable regulations. As a result, at its June 18, 2025 in-person special meeting (the “June 2025 Meeting”), the Board, including its Independent Trustees, considered and unanimously approved New Sub-Advisory Agreements between DMC and certain sub-adviser(s) who will continue to provide sub-advisory services to the Funds as noted below after the Closing or Split Closing, as applicable, all contingent upon shareholder approval of the proposed New Investment Advisory Agreements.  For certain Funds that use MIMAK and/or MIMEL as sub-advisers, the New Sub-

3 With respect to the US leveraged credit team Funds, see "How will I as a Fund shareholder be affected by the Transaction?" above.
4 See "How will I as a Fund shareholder be affected by the Transaction?" above and "Sub-Advisory/Portfolio Management Arrangements" immediately below for more information about existing and proposed new sub-advisers.

Advisory Agreements for MIMAK and MIMEL will only be used in the event of, and until the completion of, a Split Closing. Shareholder approval is not required for the New Sub-Advisory Agreements under the manager of managers exemptive relief that the Funds and DMC have previously received.

The Board also approved DMC’s use of participating affiliate arrangements with MIMAK and certain non-US Nomura asset management entities to maintain continuity of portfolio management services for certain Funds. Under these arrangements, some non-US portfolio managers and certain other personnel who currently provide investment services to the Funds through a current non-US Macquarie asset manager (i.e., MIMAK, MIMGL, and MIMEL) and who will become employees of non-US Nomura asset management entities after the Closing or Split Closing, as applicable, will be able to continue to provide those investment services after such closing as “associated persons” of DMC under its compliance oversight.  These arrangements are contingent upon shareholder approval of the proposed New Investment Advisory Agreements. The participating affiliate arrangements, however, do not require shareholder approval.

The New Sub-Advisory Agreements are substantially similar to the Funds’ current sub-advisory agreements, except that the new Sub-Advisory Agreement the Board approved with MAMCA with respect to Macquarie Floating Rate Fund relates to the management of its entire investment portfolio. If shareholders of a Fund do not approve the New Investment Advisory Agreement Proposal prior to the Closing, the sub-adviser(s) will provide sub-advisory services to such Fund under interim sub-advisory agreements approved by the Board to permit continuity of management while solicitation of votes under this Joint Proxy Statement continues. Except for a new sub-advisory agreement for Macquarie Floating Rate Fund, the terms of the interim sub-advisory agreements are identical to those of the current agreements except for the effective date, duration and escrow provisions, which are required by the 1940 Act. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim sub-advisory agreements may not exceed 150 days from the Closing Date. There may be certain sub-advisory changes made in the ordinary course of business prior to or after the Closing Date, including the addition of new sub-advisers. Notifications about any applicable sub-advisory changes will take place in accordance with the Funds’ and DMC’s manager of managers exemptive relief.

If Fund shareholders approve the New Investment Advisory Agreements and after the Closing or Split Closing, the following current affiliated and unaffiliated sub-advisers will provide sub-advisory services to the following Funds:

Currently Unaffiliated Sub-Adviser:
•
Securian Asset Management will continue to provide sub-advisory services to the Macquarie VIP Pathfinder Moderate – Managed Volatility Series, Macquarie VIP Pathfinder Moderately Aggressive – Managed Volatility Series and Macquarie VIP Pathfinder Moderately Conservative – Managed Volatility Series

Currently Affiliated Sub-Adviser:5
•
MIMGL will continue to provide sub-advisory services to the Macquarie Growth and Income Fund, Macquarie Wealth Builder Fund, Macquarie Global Listed Real Assets Fund, Macquarie VIP Growth and Income Series, Macquarie VIP Total Return Series, Macquarie Asset Strategy Fund, and Macquarie Systematic Emerging Markets Equity Fund.

•	MIMGL will become a sub-adviser to the Macquarie Balanced Fund, Macquarie VIP Asset Strategy Series, and Macquarie VIP Balanced Series.

Additionally, if Fund shareholders approve the New Investment Advisory Agreements and after the Closing or Split Closing, the following new sub-adviser will provide sub-services to the following Fund:

New Sub-Adviser:
•	MAMCA will provide sub-advisory services with respect to bank loan investments to the Macquarie Floating Rate Fund.

Additional Information About DMC

The name and principal occupation of each executive officer of DMC is listed below. The address of each officer is 100 Independence, 610 Market Street, Philadelphia, PA 19106.

Officer	Position
Shawn K. Lytle	President/Executive Director
Michael F. Capuzzi	Senior Vice President/US Chief Operating Officer/Division Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director
David F. Connor	Senior Vice President/General Counsel
Marty Wolin	Senior Vice President/Chief Compliance Officer

Board Considerations in Approving the Proposed New Investment Advisory Agreements

At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC, a form of which is shown in Appendix B.  The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve

5 In the event of a Split Closing, MIMEL will continue to provide sub-advisory services to the Funds it currently sub-advises, but will become a sub-adviser to Macquarie Global Listed Real Assets Fund, Macquarie VIP Total Return Series, and Macquarie Real Estate Securities Fund.

the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.

Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.

At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.

At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.

In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:

•
They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;

•
No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction(with the exception of the US leveraged credit team, as indicated below);

•	Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and

•
Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024.  The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.

Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would  not be any “unfair burden”  imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with

Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.

The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.

The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the  existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.

Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.

The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.

Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.

Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.

The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.

Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.

Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.

The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.

Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.

In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.

Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Required Vote
Approval of the New Investment Advisory Agreement Proposal requires the vote of a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes and as used herein, a “1940 Act Majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Shareholders of each Fund will vote separately on the Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal. The approval of the proposed New Investment Advisory Agreement with respect to any one Fund is not contingent upon the approval by any other Fund. If the New Investment Advisory Agreement for a Fund is approved by shareholders, DMC will continue to manage the Fund effective upon the Closing. In the event shareholders of a Fund do not approve its New Investment Advisory Agreement by the Closing, DMC will serve as investment adviser of that Fund pursuant to an Interim Advisory Agreement but its compensation during this Interim Period will be held in escrow, while shareholder approval of the New Investment Advisory Agreement is pending. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL.

OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card/voting instruction form will vote thereon in accordance with their judgment.
The Trusts are generally not required to hold annual meetings of shareholders, and the Trusts currently do not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or a Trust’s charter documents. Any shareholder who wishes to submit proposals to be considered at a special meeting of their Fund’s shareholders should send such proposals to the Trusts’ Secretary at 100 Independence, 610 Market Street, Philadelphia, PA 19106. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such a proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.
INFORMATION ABOUT THE MEETING
Record Date and Ownership of Fund Shares
Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment, postponement or delay thereof. Shareholders of the Funds on the Record Date will be entitled to one vote for each share and a fractional vote for each fractional share that they own. The number of shares that you may vote is the total of the number shown on the proxy card/voting instruction form accompanying this Joint Proxy Statement. Appendix A sets forth the number of shares issued and outstanding for each class of each Fund as of the Record Date.
To the best of the Funds’ knowledge, as of Record Date, no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix C.  As of the Record Date, all of the Trustees and officers of the Funds, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.
Revocation of Proxies
Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trusts at the address shown at the beginning of this Joint Proxy Statement) or by attending the Meeting via webstream and voting at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.
All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.
Quorum, Voting and Adjournment
For each Fund, the presence at the Meeting, via live webstream or by proxy, of one-third (33 1/3 percent) of the outstanding shares of such Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.
If a quorum is not present at the Meeting, or if there are insufficient votes to approve the Proposal by the time of the applicable Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present via live webstream or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.
Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker non-votes do not count as votes cast with respect to the Proposal and will have the effect of a vote against the New Investment Advisory Agreement Proposal.
Solicitation of Proxies
The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trusts’ officers or employees or representatives of DMC or one of its affiliates or by a proxy soliciting firm retained by the Funds. DMC has retained EQ as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and electronic communications. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $14 million, to be borne by Macquarie and Nomura. The Funds will not bear any costs associated with the proxy solicitation. Costs will vary depending on the number of solicitations made. The Trusts’ officers, and those employees and representatives of DMC or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.
OTHER INFORMATION
Share and Class Information
As of the Record Date, each Funds offered multiple classes of shares to the public pursuant to a Multiple Class Plan adopted by its respective Board (the “18f-3 Plan”). Each 18f-3 Plan sets forth that shares of each class of a Fund represents a residual pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class.
Service Providers
Adviser. DMC, a series of Macquarie Investment Management Business Trust and located at 100 Independence, 610 Market Street, Philadelphia, PA  19106, serves as the current investment adviser to the Funds. DMC is an indirect subsidiary of Macquarie.  Provided shareholder approval is received, DMC will serve as the investment adviser to the Funds upon the Closing of the Transaction, as described in the New Investment Advisory Agreement Proposal.
Distributor. Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA  19106, serves as the distributor of the Funds’ shares and will continue to serve upon Closing of the Transaction.
Custodian and Fund Accountant. The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as the custodian and fund accountant for the Funds.  The Bank of New York Mellon will continue to serve as custodian and fund accountant for the Funds upon the Closing of the Transaction.
Transfer Agent.  DIFSC, an affiliate of the DMC, is located at 100 Independence, 610 Market Street, Philadelphia, PA  19106, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent pursuant to a Shareholder Services Agreement. DIFSC is an indirect subsidiary of Macquarie.  DIFSC will continue to serve as the Funds’ transfer agent after the Closing of the Transaction.
BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) provides sub-transfer agency services to the Funds. BNYIS will continue to serve as the Funds’ transfer agent after the Closing of the Transaction.

Shareholder Reports
For retail Macquarie Funds: Copies of each Trust’s Annual Report for the most recently completed fiscal year previously have been mailed or made available to shareholders. To receive a free copy of the annual or semiannual reports, write to us at P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or at Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 by overnight courier service, or call toll-free 800 523-1918. The Funds’ shareholder reports are available, free of charge, through the Funds’ website at macquarie.com/mam/literature. You may also obtain additional information about the Funds from your financial advisor.
For Macquarie VIP Funds only: To receive a free copy of the annual or semiannual report, write to us at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or call toll-free 800 523-1918. The shareholder reports are available, free of charge, through the Funds' website at macquarie.com/mam/vip-literature. The insurance company that issued your contract may make the shareholder reports available to shareholders on the insurance company's website.
Householding
To avoid sending duplicate copies of materials to households, the Trusts may mail only one copy of this Joint Proxy Statement to shareholders having the same last name and address on the Trusts’ records, unless a Trust has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Trusts through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to the Trusts’ underwriter at their address set forth above or by calling 800-532-1218.
By Order of the Board,
/s/Shawn K. Lytle
President and Chief Executive Officer of the Trusts
July 9, 2025

APPENDIX A

Trusts and Funds, Current Contractual Fee Rates &
Shares Outstanding as of the Record Date

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
Delaware Group® Adviser Funds
Macquarie Diversified Income Fund (formerly, Delaware Diversified Income Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on next $5.5 billion 0.40% on assets in excess of $8.0 billion	Class A Class C Inst. Class Class R6 Class R	66,394,188.290 3,484,003.518 236,068,919.378 30,485,503.494 1,574,042.055
Delaware Group® Cash Reserve
Macquarie Ultrashort Fund (formerly, Delaware Investments Ultrashort Fund)	0.30%	Inst. Class	12,102,853.117
Delaware Group® Equity Funds II
Macquarie Value Fund (formerly, Delaware Value® Fund)	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on next $7.5 billion 0.475% on assets in excess of $10.0 billion	Class A Class C Inst. Class Class R6 Class R	76,433,206.148 2,455,791.806 69,505,195.155 8,660,650.646 1,766,383.159
Delaware Group® Equity Funds IV
Macquarie Healthcare Fund (formerly, Delaware Healthcare Fund)	0.85% on first $500 million 0.80% on next $500 million 0.75% on next $1.5 billion 0.70% on assets in excess of $2.5 billion	Class A Class C Inst. Class Class R	7,028,094.658 1,492,587.940 19,157,504.005 98,603.572
Macquarie Growth and Income Fund (formerly, Delaware Growth and Income Fund)	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion	Class A Inst. Class Class R6	80,190,683.703 9,631,505.377 1,884,723.661
Macquarie Opportunity Fund (formerly, Delaware Opportunity Fund)	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion	Class A Inst. Class Class R6 Class C	14,855,764.860 562,429.793 132,184.046 43,711.693

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
		Class R	3,253.420
Delaware Group® Equity Funds V
Macquarie Small Cap Core Fund (formerly, Delaware Small Cap Core Fund)	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on next $5.5 billion 0.575% on assets in excess of $8.0 billion	Class A Class C Inst. Class Class R6 Class R	9,063,942.527 2,035,076.495 184,368,606.901 48,323,629.394 770,972.545
Macquarie Small Cap Value Fund (formerly, Delaware Small Cap Value Fund)	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on next $5.5 billion 0.575% on assets in excess of $8.0 billion	Class A Inst. Class Class C Class R6 Class R	9,630,625.241 32,897,104.129 409,533.480 15,527,619.544 564,646.040
Macquarie Wealth Builder Fund (formerly, Delaware Wealth Builder Fund)	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion	Class A Class C Inst. Class Class R6 Class R	46,225,401.670 645,916.254 6,278,057.903 1,638,177.437 82,156.202
Delaware Group® Global & International Funds
Macquarie Emerging Markets Fund (formerly, Delaware Emerging Markets Fund)	1.25% on first $500 million 1.20% on next $500 million 1.15% on next $1.5 billion 1.10% on next $5.5 billion 1.075% on assets in excess of $8.0 billion	Class A Inst. Class Class C Class R6 Class R	11,879,409.459 124,231,872.197 1,344,762.836 107,465,254.130 817,935.214
Delaware Group® Government Fund
Macquarie Emerging Markets Debt Corporate Fund (formerly, Delaware Emerging Markets Debt Corporate Fund)	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion	Class A Class C Inst. Class	130,392.827 49,063.815 12,225,278.497
Macquarie Strategic Income Fund (formerly, Delaware Strategic Income Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Inst. Class Class C Class R	13,928,395.209 14,937,894.114 442,971.705 30,494.888
Delaware Group® Income Funds
Macquarie Corporate Bond Fund (formerly, Delaware Corporate Bond Fund)	0.50% on first $500 million 0.475% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Class C Inst. Class Class R Class R6	21,262,450.941 497,267.208 48,245,281.457 461,383.377 1,172,880.430

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
Macquarie Extended Duration Bond Fund (formerly, Delaware Extended Duration Bond Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Class C Inst. Class Class R6 Class R	2,265,220.608 184,888.861 17,985,307.891 882,900.933 262,959.761
Macquarie Floating Rate Fund (formerly, Delaware Floating Rate Fund)	0.50% on first $500 million 0.475% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Class C Inst. Class Class R Class R6	11,088,144.180 1,962,565.036 78,601,401.691 234,558.218 1,042,921.275
Delaware Group® Limited-Term Government Funds
Macquarie Limited-Term Diversified Income Fund (formerly, Delaware Limited-Term Diversified Income Fund)	0.50% on first $500 million 0.475% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Inst. Class Class C Class R Class R6	48,029,664.971 36,367,396.329 908,981.734 129,747.002 2,542,940.939
Macquarie Tax-Free Oregon Fund (formerly, Delaware Tax-Free Oregon Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Inst. Class	1,928,638.737 2,366,819.254
Delaware Group® State Tax-Free Income Trust
Macquarie Tax-Free Pennsylvania Fund (formerly, Delaware Tax-Free Pennsylvania Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Class C Inst. Class	42,079,652.580 1,653,847.579 13,533,129.126
Delaware Group® Tax-Free Fund
Macquarie Tax-Free USA Fund (formerly, Delaware Tax-Free USA Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Class C Inst. Class	66,225,784.061 992,868.070 49,798,940.233
Macquarie Tax-Free USA Intermediate Fund (formerly, Delaware Tax-Free USA Intermediate Fund)	0.50% on first $500 million 0.475% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Class C Inst. Class	31,945,044.017 394,143.477 59,048,144.661
Delaware Pooled® Trust

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
Macquarie Global Listed Real Assets Fund (formerly, Delaware Global Listed Real Assets Fund)	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion	Class A Class C Inst. Class Class R Class R6	2,455,210.178 21,655.051 5,345,556.113 181,195.211 490,229.735
Delaware VIP® Trust
Macquarie VIP Emerging Markets Series (formerly, Delaware VIP® Emerging Markets Series)	1.25% on first $500 million 1.20% on next $500 million 1.15% on next $1.5 billion 1.10% on assets in excess of $2.5 billion	Standard Class Service Class	15,587,061.121 9,344,375.612
Macquarie VIP Small Cap Value Series (formerly, Delaware VIP® Small Cap Value Series)	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion	Standard Class Service Class	20,350,726.958 24,292,501.468
Macquarie VIP Fund for Income Series (formerly, Delaware VIP® Fund for Income Series)	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion	Service Class Standard Class	407,240.890 12,601,798.075
Macquarie VIP Growth and Income Series (formerly, Delaware VIP® Growth and Income Series)	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion	Standard Class	26,102,012.265
Macquarie VIP Growth Equity Series (formerly, Delaware VIP® Growth Equity Series)	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion	Standard Class	6,754,711.059
Macquarie VIP Investment Grade Series (formerly, Delaware VIP® Investment Grade Series)	0.50% on first $500 million 0.475% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Standard Class Service Class	3,656,560.385 1,245.350
Macquarie VIP Limited Duration Bond Series (formerly, Delaware VIP® Limited Duration Bond Series)	0.50% on first $500 million 0.475% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Standard Class	1,763,733.195
Macquarie VIP Opportunity Series (formerly, Delaware VIP® Opportunity Series)	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion	Standard Class	4,142,922.634

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
Macquarie VIP Total Return Series (formerly, Delaware VIP® Total Return Series)	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion	Standard Class Service Class	2,845,132.649 1,094.843
Voyageur Mutual Funds
Macquarie Minnesota High-Yield Municipal Bond Fund (formerly, Delaware Minnesota High-Yield Municipal Bond Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Inst. Class Class A Class C	13,251,662.246 8,565,195.421 645,856.926
Macquarie National High-Yield Municipal Bond Fund (formerly, Delaware National High-Yield Municipal Bond Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Class A Class C Inst. Class	70,081,670.374 5,607,427.316 266,616,381.995
Macquarie Tax-Free California Fund (formerly, Delaware Tax-Free California Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Inst. Class Class A Class C	18,438,037.391 8,500,932.379 189,584.484
Macquarie Tax-Free Idaho Fund (formerly, Delaware Tax-Free Idaho Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Inst. Class Class A Class C	5,278,120.200 7,143,975.628 393,262.762
Macquarie Tax-Free New York Fund (formerly, Delaware Tax-Free New York Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Inst. Class Class A Class C	9,690,759.509 16,076,038.053 418,135.967
Voyageur Mutual Funds II
Macquarie Tax-Free Colorado Fund (formerly, Delaware Tax-Free Colorado Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Inst. Class Class A Class C	10,574,121.431 12,896,777.378 194,994.626
Voyageur Tax Free Funds
Macquarie Tax-Free Minnesota Fund (formerly, Delaware Tax-Free Minnesota Fund)	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Inst. Class Class A Class C	22,244,581.481 26,349,806.013 437,206.761
Ivy Funds
Macquarie Asset Strategy Fund (formerly, Delaware Ivy Asset Strategy Fund)	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion	Class R6 Class C Inst. Class	731,117.763 1,592,808.944 15,299,631.359

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date

0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $28 billion
0.545% of net assets over $28 billion and up to $53 billion
0.54% of net assets over $53 billion
	Class A Class Y Class R	55,998,616.354 3,336,216.473 949,066.583
Macquarie Balanced Fund (formerly, Delaware Ivy Balanced Fund)
0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $5 billion
0.54% of net assets over $5 billion and up to $10 billion
0.53% of net assets over $10 billion
	Class R6 Class C Inst. Class Class A Class Y Class R	398,659.946 1,467,530.096 14,902,261.806 46,624,077.352 385,008.068 425,728.309
Macquarie Core Equity Fund (formerly, Delaware Ivy Core Equity Fund)
0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $5 billion
0.525% of net assets over $5 billion and up to $6 billion
0.50% of net assets over $6 billion and up to $10 billion
0.49% of net assets over $10 billion
	Class R6 Class C Inst. Class Class A Class Y Class R	7,045,943.819 1,523,119.964 36,991,741.982 154,138,942.582 1,407,262.341 10,524.611
Macquarie Climate Solutions Fund (formerly, Delaware Climate Solutions Fund)
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.75% of net assets over $5 billion and up to $10 billion
0.74% of net assets over $10 billion
	Class R6 Class C Inst. Class Class A Class Y Class R	151,788.800 364,880.956 3,655,757.607 4,449,470.704 251,776.561 1,557,559.169

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
Macquarie Global Bond Fund (formerly, Delaware Ivy Global Bond Fund)
0.625% of net assets up to $500 million
0.60% of net assets over $500 million and up to $1 billion
0.55% of net assets over $1 billion and up to $1.5 billion
0.50% of net assets over $1.5 billion and up to $5 billion
0.49% of net assets over $5 billion and up to $10 billion
0.48% of net assets over $10 billion
	Class R6 Class C Inst. Class Class A Class Y Class R	20,686,898.118 125,533.551 21,868,115.301 9,337,191.069 253,940.276 97,102.088
Macquarie Global Growth Fund (formerly, Delaware Ivy Global Growth Fund)
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.70% of net assets over $3 billion and up to $5 billion
0.695% of net assets over$5 billion and up to $10 billion
0.69% of net assets over $10 billion
	Class R6 Class C Inst. Class Class A Class Y Class R	426,706.635 140,752.231 5,054,528.193 17,359,745.063 75,482.068 28,010.093
Macquarie High Income Fund (formerly, Delaware Ivy High Income Fund)
0.625% of net assets up to $500 million
0.60% of net assets over $500 million and up to $1 billion
0.55% of net assets over $1 billion and up to $1.5 billion
0.50% of net assets over $1.5 billion and up to $10 billion
0.49% of net assets over $10 billion and up to $20 billion
0.48% of net assets over $20 billion
	Class R6 Class C Inst. Class Class A Class Y Class R	7,095,416.866 11,758,392.049 156,693,652.361 198,549,674.947 7,003,728.920 5,212,924.037
Macquarie International Core Equity Fund (formerly, Delaware Ivy International Core Equity Fund)
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.70% of net assets over $3 billion and up to $5 billion
0.69% of net assets over $5 billion and up to $10 billion

	Class R6 Class C Inst. Class Class A Class Y Class R	8,257,698.469 627,995.890 32,324,683.654 19,278,341.019 1,947,870.940 1,651,475.716

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
0.68% of net assets over $10 billion
Macquarie Large Cap Growth Fund (formerly, Delaware Ivy Large Cap Growth Fund)
0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over$3 billion and up to $5 billion
0.545% of net assets over $5 billion and up to $10 billion
0.54% of net assets over $10 billion
		Class R6 Class C Inst. Class Class A Class Y Class R	4,647,742.334 2,488,923.624 108,434,718.965 85,377,503.720 1,051,791.934 927,507.443
Macquarie Mid Cap Growth Fund (formerly, Delaware Ivy Mid Cap Growth Fund)
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion and up to $15 billion
0.67% of net assets over $15 billion
		Class R6 Class C Inst. Class Class A Class Y Class R	30,060,357.589 3,516,350.410 68,004,255.244 66,635,566.670 5,748,782.880 1,963,611.896
Macquarie Mid Cap Income Opportunities Fund (formerly, Delaware Ivy Mid Cap Income Opportunities Fund)
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion and up to $15 billion
0.67% of net assets over $15 billion
		Class R6 Class C Inst. Class Class A Class Y Class R	4,344,105.155 699,293.752 33,654,081.209 7,736,429.914 688,129.316 563,738.682
Macquarie Natural Resources Fund (formerly, Delaware Ivy Natural Resources Fund)	0.85% of net assets up to $1 billion 0.83% of net assets over $1 billion and up to $2 billion	Class R6 Class C Inst. Class Class A	252,582.601 138,645.047 2,494,402.354 6,591,970.831

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date

0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion
		Class Y Class R	545,369.295 411,664.709
Macquarie Science and Technology Fund (formerly, Delaware Ivy Science and Technology Fund)
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $8 billion
0.755% of net assets over $8 billion and up to $13 billion
0.75% of net assets over $13 billion
		Class R6 Class C Inst. Class Class A Class Y Class R	2,159,440.029 2,868,262.878 18,539,659.811 66,678,992.290 4,391,518.115 2,131,012.110
Macquarie Real Estate Securities Fund (formerly, Delaware Real Estate Securities Fund)
0.90% of net assets up to $1 billion
0.87% of net assets over $1 billion and up to $2 billion
0.84% of net assets over $2 billion and up to $3 billion
0.80% of net assets over $3 billion and up to $5 billion
0.76% of net assets over $5 billion and up to $10 billion
0.72% of net assets over $10 billion
		Class R6 Class C Inst. Class Class A Class Y Class R	307,644.746 30,504.517 1,625,370.483 3,864,434.070 161,013.567 45,178.148
Macquarie Small Cap Growth Fund (formerly, Delaware Ivy Small Cap Growth Fund)
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.72% of net assets over $10 billion
		Class R6 Class C Inst. Class Class A Class Y Class R	4,450,978.645 2,246,284.351 15,716,540.830 42,870,179.510 1,501,097.819 3,476,386.995
Macquarie Smid Cap Core Fund (formerly, Delaware Ivy Smid Cap Core Fund)	0.85% of net assets up to $1 billion	Class R6 Class C	1,895,129.789 654,536.258

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date

0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.72% of net assets over $10 billion
			Inst. Class Class A Class Y Class R	9,310,002.529 6,340,278.337 311,277.436 1,293,746.476
Macquarie Systematic Emerging Markets Equity Fund (formerly, Delaware Ivy Systematic Emerging Markets Equity Fund)
1.00% of net assets up to $500 million
0.85% of net assets over $500 million and up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.755% of net assets over $5 billion and up to $10 billion
0.75% of net assets over $10 billion
			Class R6 Class C Inst. Class Class A Class Y Class R	4,645,897.511 754,325.564 18,054,359.449 6,868,254.267 1,395,949.825 305,469.853
Ivy Variable Insurance Portfolios
Macquarie VIP Asset Strategy Series (formerly, Delaware Ivy VIP Asset Strategy and Ivy VIP Asset Strategy)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.70% 0.65% 0.60% 0.55%	Service Class Standard Class	58,074,995.424 49,329.307
Macquarie VIP Balanced Series (formerly, Delaware Ivy VIP Balanced and Ivy VIP Balanced)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.70% 0.65% 0.60% 0.55%	Service Class	35,741,660.310
Macquarie VIP Core Equity Series (formerly, Delaware Ivy VIP Core Equity and Ivy VIP Core Equity)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.70% 0.65% 0.60% 0.55%	Service Class	52,559,883.331
Macquarie VIP Corporate Bond Series (formerly, Delaware Ivy VIP Corporate Bond and Ivy VIP Corporate Bond)	Up to $1 billion Over $1 billion and up to $1.5 billion Over $1.5 billion	0.475% 0.450% 0.400%	Service Class	103,995,673.431
Macquarie VIP Energy Series (formerly, Delaware Ivy VIP Energy and Ivy VIP Energy)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion	0.85% 0.83% 0.80%	Service Class Standard Class	15,198,775.687 131,311.173

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
	Over $3 billion	0.76%
Macquarie VIP Global Growth Series (formerly, Delaware Ivy VIP Global Growth and Ivy VIP Global Growth)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.85% 0.83% 0.80% 0.76%	Service Class	45,403,428.907
Macquarie VIP Growth Series (formerly, Delaware Ivy VIP Growth and Ivy VIP Growth)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.70% 0.65% 0.60% 0.55%	Service Class	66,799,310.249
Macquarie VIP High Income Series (formerly, Delaware Ivy VIP High Income and Ivy VIP High Income)	Up to $500 million Over $500 million and up to $1 billion Over $1 billion and up to $1.5 billion Over $1.5 billion	0.625% 0.600% 0.550% 0.500%	Service Class Standard Class	271,979,784.927 5,351,497.879
Macquarie VIP International Core Equity Series (formerly, Delaware Ivy VIP International Core Equity and Ivy VIP International Core Equity)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.85% 0.83% 0.80% 0.76%	Standard Class Service Class	26,605,359.466 15,630,406.454
Macquarie VIP Limited-Term Bond Series (formerly, Delaware Ivy VIP Limited-Term Bond and Ivy VIP Limited-Term Bond)	Up to $500 million Over $500 million and up to $1 billion Over $1 billion and up to $1.5 billion Over $1.5 billion	0.50% 0.45% 0.40% 0.35%	Service Class	34,315,546.353
Macquarie VIP Mid Cap Growth Series (formerly, Delaware Ivy VIP Mid Cap Growth and Ivy VIP Mid Cap Growth)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.85% 0.83% 0.80% 0.76%	Service Class Standard Class	49,112,701.667 630,933.300
Macquarie VIP Natural Resources Series (formerly, Delaware Ivy VIP Natural Resources and Ivy VIP Natural Resources)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion and up to $5 billion Over $5 billion and up to $10 billion Over $10 billion	0.85% 0.83% 0.80% 0.76% 0.73% 0.70%	Service Class	15,426,775.059
Macquarie VIP Science and Technology Series (formerly, Delaware Ivy VIP Science and Technology and Ivy VIP Science and Technology)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.85% 0.83% 0.80% 0.76%	Service Class Standard Class	25,124,922.424 114,566.884
Macquarie VIP Value Series (formerly, Delaware Ivy VIP Value and Ivy VIP Value)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.70% 0.65% 0.60% 0.55%	Service Class	45,241,223.269
Macquarie VIP Pathfinder Aggressive Series (formerly, Delaware Ivy VIP Pathfinder Aggressive and Ivy VIP Pathfinder Aggressive)	All net assets 0.00%		Service Class	11,424,580.230

Trust and Fund Names	Current Contractual Fee Rate	Shares Outstanding as of Record Date
Macquarie VIP Pathfinder Moderately Aggressive Series (formerly, Delaware Ivy VIP Pathfinder Moderately Aggressive and Ivy VIP Pathfinder Moderately Aggressive)	All net assets 0.00%		Service Class	101,448,107.024
Macquarie VIP Pathfinder Moderate Series (formerly, Delaware Ivy VIP Pathfinder Moderate and Ivy VIP Pathfinder Moderate)	All net assets 0.00%		Service Class	84,943,752.971
Macquarie VIP Pathfinder Moderate - Managed Volatility Series (formerly, Delaware Ivy VIP Pathfinder Moderate - Managed Volatility and Ivy VIP Pathfinder Moderate – Managed Volatility)	0.20% of net assets up to $500 million 0.17% of net assets over $500 million and up to $1 billion and 0.15% of net assets over $1 billion		Service Class	80,754,646.333
Macquarie VIP Pathfinder Moderately Aggressive - Managed Volatility Series (formerly, Delaware Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility and Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility)	0.20% of net assets up to $500 million 0.17% of net assets over $500 million and up to $1 billion and 0.15% of net assets over $1 billion		Service Class	10,600,025.856
Macquarie VIP Pathfinder Moderately Conservative - Managed Volatility Series (formerly, Delaware Ivy VIP Pathfinder Moderately Conservative - Managed Volatility and Ivy VIP Pathfinder Moderately Conservative – Managed Volatility)	0.20% of net assets up to $500 million 0.17% of net assets over $500 million and up to $1 billion and 0.15% of net assets over $1 billion		Service Class	6,688,762.628
Macquarie VIP Pathfinder Moderately Conservative Series (formerly, Delaware Ivy VIP Pathfinder Moderately Conservative and Ivy VIP Pathfinder Moderately Conservative)	All net assets 0.00%		Service Class	26,642,965.094
Macquarie VIP Pathfinder Conservative Series (formerly, Delaware Ivy VIP Pathfinder Conservative and Ivy VIP Pathfinder Conservative)	All net assets 0.00%		Service Class	14,873,690.740
Macquarie VIP Small Cap Growth Series (formerly, Delaware Ivy VIP Small Cap Growth and Ivy VIP Small Cap Core)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.85% 0.83% 0.80% 0.76%	Service Class Standard Class	27,715,088.047 153,753.976
Macquarie VIP Smid Cap Core Series (formerly, Delaware Ivy VIP Smid Cap Core and Ivy VIP Small Cap Core)	Up to $1 billion Over $1 billion and up to $2 billion Over $2 billion and up to $3 billion Over $3 billion	0.85% 0.83% 0.80% 0.76%	Service Class	14,187,484.947

APPENDIX B
FORM OF PROPOSED NEW ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, made by and between [_________________________], a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Nomura Investment Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting, and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

4. As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

9. (a) This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

(c) This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the [xx]st day of October, 2024.

DELAWARE MANAGEMENT COMPANY, a series of Nomura Investment Management Business Trust By: _________________________________ Name: Title:	[Trust], on behalf of the Funds listed on Exhibit A By: _________________________________ Name: Title:

EXHIBIT A

OF THE INVESTMENT MANAGEMENT AGREEMENT

THIS EXHIBIT to the Investment Management Agreement dated October [xx], 2025 (the “Agreement”) between [______________________]and DELAWARE MANAGEMENT COMPANY (the “Investment Manager”), a series of Nomura Investment Management Business Trust lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.
Fund Name	Effective Date	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

APPENDIX C
5% SHAREHOLDERS

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE STRATEGIC INCOME FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	18.58%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME INSTL CL	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.80%
MACQUARIE EMERGING MARKETS FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.35%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.81%
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.70%
MACQUARIE TAX-FREE USA FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	11.34%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	11.96%
MACQUARIE STRATEGIC INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	31.57%
MACQUARIE WEALTH BUILDER FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	15.69%
MACQUARIE DIVERSIFIED INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.03%
MACQUARIE FLOATING RATE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.30%
MACQUARIE FLOATING RATE FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	13.17%
MACQUARIE EMERGING MARKETS DEBT CORP FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.32%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EMERGING MARKETS DEBT CORP FUND INSTL CL	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.33%
MACQUARIE TAX-FREE PENNSYLVANIA FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.79%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND INSTL CL	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	22.80%
MACQUARIE TAX-FREE CALIFORNIA FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	13.43%
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.58%
MACQUARIE TAX-FREE MINNESOTA FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	16.05%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.76%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL A	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.49%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.35%
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS A	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	12.10%
MACQUARIE TAX-FREE COLORADO FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	12.95%
MACQUARIE TAX-FREE NEW YORK FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	21.16%
MACQUARIE TAX-FREE NEW YORK FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.22%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL A	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.56%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	13.57%
MACQUARIE VALUE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	11.12%
MACQUARIE VALUE FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.39%
MACQUARIE CORPORATE BOND FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.96%
MACQUARIE EXTENDED DURATION BOND FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	15.98%
MACQUARIE EXTENDED DURATION BOND FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.08%
MACQUARIE SMALL CAP CORE FUND CLASS A	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.25%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP CORE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	16.27%
MACQUARIE SMALL CAP CORE FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.88%
MACQUARIE HEALTHCARE FUND CLASS A	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.10%
MACQUARIE HEALTHCARE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.62%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	15.14%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	12.76%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND INSTL CL	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.66%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE OPPORTUNITY FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.02%
MACQUARIE CORE EQUITY FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.52%
MACQUARIE SMALL CAP GROWTH FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.63%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.66%
MACQUARIE HIGH INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	24.27%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	19.72%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	12.27%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	14.15%
MACQUARIE BALANCED FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	11.61%
MACQUARIE SMID CAP CORE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.02%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.49%
MACQUARIE LARGE CAP GROWTH FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	7.46%
MACQUARIE MID CAP GROWTH FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.01%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.24%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL BOND FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	13.47%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND INSTL	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	14.95%
MACQUARIE SMALL CAP GROWTH FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.32%
MACQUARIE HIGH INCOME FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.35%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY INSTL	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	12.76%
MACQUARIE INTERNATIONAL CORE EQUITY FUND INSTL CL	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.81%
MACQUARIE SMID CAP CORE FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	16.13%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LARGE CAP GROWTH FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	19.15%
MACQUARIE MID CAP GROWTH FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	6.30%
MACQUARIE CLIMATE SOLUTIONS FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	16.36%
MACQUARIE GLOBAL BOND FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	26.40%
MACQUARIE SMID CAP CORE FUND CLASS R6	AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT 1 AMERICAN SQ INDIANAPOLIS IN 46282-0002	5.90%
MACQUARIE BALANCED FUND CLASS R	AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT 1 AMERICAN SQ INDIANAPOLIS IN 46282-0002	8.35%
MACQUARIE SMID CAP CORE FUND CLASS R	AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT 1 AMERICAN SQ INDIANAPOLIS IN 46282-0002	15.63%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE CLIMATE SOLUTIONS FUND CLASS R	AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT 1 AMERICAN SQ INDIANAPOLIS IN 46282-0002	8.10%
MACQUARIE GLOBAL BOND FUND CLASS R6	AMERICAN UNITED LIFE INS CO UNIT INVESTMENT TRUST 1 AMERICAN SQ INDIANAPOLIS IN 46282-0002	9.55%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS Y	ASCENSUS TRUST COMPANY FBO ACORN DISTRIBUTORS INC 401K PSP P.O. BOX 10758 FARGO, ND 58106	7.07%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO AG RISK SOLUTIONS RETIREMENT PLAN P.O. BOX 10758 FARGO, ND 58106	27.26%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY R	ASCENSUS TRUST COMPANY FBO CARUSO & MCGOVERN CONSTRUCTION, INC PO BOX 10758 FARGO ND 58106-0758	5.20%
MACQUARIE FLOATING RATE FUND CLASS R	ASCENSUS TRUST COMPANY FBO CONTINENTAL METAL PRODUCTS 401(K) P.O. BOX 10758 FARGO, ND 58106	71.44%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS R	ASCENSUS TRUST COMPANY FBO EXECUTIVE MARKETING CONSULTANTS INC PO BOX 10758 FARGO ND 58106-0758	5.51%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE WEALTH BUILDER FUND CLASS R	ASCENSUS TRUST COMPANY FBO FINISH LINE TECHNLOGIES 401K PLAN ASCENSUS TRUST COMPANY PO BOX 10577 FARGO, ND 58106	13.84%
MACQUARIE CORE EQUITY FUND CLASS R	ASCENSUS TRUST COMPANY FBO FISHCO INNOVATION, LLC 401(K) P/S P P.O. BOX 10758 FARGO, ND 58106	41.06%
MACQUARIE GLOBAL BOND FUND CLASS R	ASCENSUS TRUST COMPANY FBO MODERN GLASS, PAINT & TILE COMPANY P.O. BOX 10758 FARGO, ND 58106	50.85%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R	ASCENSUS TRUST COMPANY FBO ROCHA`S CONSTRUCTION, INC. 401(K) P.O. BOX 10758 FARGO, ND 58106	9.14%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO STEINKEMPER LAW PC LLO 401K P.O. BOX 10758 FARGO, ND 58106	5.39%
MACQUARIE HEALTHCARE FUND CLASS R	ASCENSUS TRUST COMPANY FBO TRUTH FOR LIFE RETIREMENT PLAN P.O. BOX 10758 FARGO, ND 58106	17.58%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO VICTOR N. YAMOUTI PENSION PLAN P.O. BOX 10758 FARGO, ND 58106	7.34%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL BOND FUND CLASS R	ASCENSUS TRUSTCO FBO DENNIS F MEYER INC 401K PO BOX 10758 FARGO ND 58106-0758	10.14%
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5800	12.69%
MACQUARIE VIP ASSET STRATEGY SERVICE CLASS	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5800	15.91%
MACQUARIE VIP NATURAL RESOURCES SERVICE CLASS	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5800	32.09%
MACQUARIE VIP HIGH INCOME SERVICE CLASS	AXA EQUITABLE LIFE INSURANCECOMPANY SEPARATE ACCOUNT A 525 WASHINGTON BLVD FL 35 JERSEY CITY NJ 07310-1606	7.75%
MACQUARIE VIP HIGH INCOME SERVICE CLASS	AXA EQUITABLE LIFE INSURANCECOMPANY SEPARATE ACCOUNT FP 525 WASHINGTON BLVD FL 35 JERSEY CITY NJ 07310-1606	8.85%
MACQUARIE TAX-FREE MINNESOTA FUND INSTL CLASS	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212	21.29%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE DIVERSIFIED INCOME FUND CLASS R6	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	30.32%
MACQUARIE EMERGING MARKETS DEBT CORP FUND INSTL CL	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	9.38%
MACQUARIE VALUE FUND CLASS R6	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	19.34%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R6	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	43.69%
MACQUARIE GROWTH AND INCOME FUND CLASS R6	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	92.55%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS R6	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	43.02%
MACQUARIE CORE EQUITY FUND CLASS R6	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	86.66%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY R6	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	8.80%
MACQUARIE GLOBAL BOND FUND CLASS R6	BANK OF NEW YORK - MELLON CUST MACQUARIE GLOBAL ALLOCATION MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19103	33.99%
MACQUARIE VIP GROWTH AND INCOME STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	7.64%
MACQUARIE VIP VALUE SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	13.35%
MACQUARIE VIP CORPORATE BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	18.28%
MACQUARIE VIP CORE EQUITY SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	13.16%
MACQUARIE VIP INTL CORE EQUITY STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	22.33%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP SMID CAP CORE SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	8.30%
MACQUARIE VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	13.19%
MACQUARIE VIP HIGH INCOME STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD AGGR FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	14.87%
MACQUARIE VIP CORPORATE BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD CONS FUND MASTER ACCOUNT ATTN ADAM DIETZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	7.10%
MACQUARIE VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD CONS FUND MASTER ACCOUNT ATTN ADAM DIETZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	10.70%
MACQUARIE VIP HIGH INCOME STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD CONS FUND MASTER ACCOUNT ATTN ADAM DIETZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	7.70%
MACQUARIE VIP GROWTH AND INCOME STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	5.38%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP VALUE SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	9.29%
MACQUARIE VIP CORPORATE BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	17.73%
MACQUARIE VIP CORE EQUITY SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	9.23%
MACQUARIE VIP INTL CORE EQUITY STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	13.93%
MACQUARIE VIP SMID CAP CORE SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	5.89%
MACQUARIE VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	21.14%
MACQUARIE VIP HIGH INCOME STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MOD MNGD VOL FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	17.35%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP GROWTH AND INCOME STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	5.67%
MACQUARIE VIP VALUE SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	9.79%
MACQUARIE VIP CORPORATE BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	18.68%
MACQUARIE VIP CORE EQUITY SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	9.73%
MACQUARIE VIP INTL CORE EQUITY STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	14.67%
MACQUARIE VIP SMID CAP CORE SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	6.20%
MACQUARIE VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	22.24%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP HIGH INCOME STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER MODERATE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH FLOOR PHILADELPHIA PA 19103	18.24%
MACQUARIE VIP LIMITED TERM BOND SERVICE CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER CONSERVATIVE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	7.99%
MACQUARIE VIP HIGH INCOME STANDARD CLASS	BANK OF NEW YORK-MELLON CUST MACQUARIE VIP PATHFINDER CONSERVATIVE FUND MASTER ACCOUNT ATTN ADAM DEITZ 100 INDEPENDENCE 610 MARKET ST 7TH PHILADELPHIA PA 19103	5.36%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS C	BNYM I S TRUST CO CUST SIMPLE IRA BELL COMPOSITES INC FBO THEODORE PAULSEN PO BOX 467 CHISAGO CITY MN 55013-0467	6.90%
MACQUARIE FLOATING RATE FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	18.11%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	19.71%
MACQUARIE CORPORATE BOND FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	16.95%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE OPPORTUNITY FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	24.90%
MACQUARIE NATURAL RESOURCES FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	13.26%
MACQUARIE GLOBAL GROWTH FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	7.08%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	24.01%
MACQUARIE FLOATING RATE FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	5.35%
MACQUARIE CORPORATE BOND FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	5.06%
MACQUARIE VALUE FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	5.13%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE OPPORTUNITY FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	42.68%
MACQUARIE VIP SMALL CAP VALUE STANDARD CLASS	BRIGHTHOUSE LIFE INSURANCE CO ATTN: SHAREHOLDER ACCOUNTING DEPT 1 CITY PL HARTFORD CT 06103-3432	5.56%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND INSTL	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	11.22%
MACQUARIE HIGH INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	5.37%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	64.59%
MACQUARIE EMERGING MARKETS FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.89%
MACQUARIE EMERGING MARKETS FUND INSTL CLASS	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP VALUE FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32.57%
MACQUARIE FLOATING RATE FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.72%
MACQUARIE FLOATING RATE FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.49%
MACQUARIE TAX-FREE IDAHO FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.89%
MACQUARIE TAX-FREE MINNESOTA FUND INSTL CLASS	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.18%
MACQUARIE TAX-FREE COLORADO FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.40%
MACQUARIE SMALL CAP CORE FUND CLASS R6	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.07%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP VALUE FUND CLASS R6	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.28%
MACQUARIE HEALTHCARE FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.47%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.28%
MACQUARIE GLOBAL BOND FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.11%
MACQUARIE HIGH INCOME FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	25.87%
MACQUARIE HIGH INCOME FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.78%
MACQUARIE GLOBAL BOND FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.23%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LARGE CAP GROWTH FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.75%
MACQUARIE MID CAP GROWTH FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.24%
MACQUARIE ASSET STRATEGY FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.35%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.11%
MACQUARIE MID CAP GROWTH FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.75%
MACQUARIE GLOBAL BOND FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.90%
MACQUARIE CORE EQUITY FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	63.69%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP GROWTH FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.87%
MACQUARIE ASSET STRATEGY FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.85%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.30%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	13.47%
MACQUARIE LARGE CAP GROWTH FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	33.30%
MACQUARIE MID CAP GROWTH FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.40%
MACQUARIE BALANCED FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.88%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMID CAP CORE FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.00%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	16.83%
MACQUARIE GLOBAL GROWTH FUND CLASS R	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.70%
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.18%
MACQUARIE TAX-FREE USA FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.74%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.77%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME INSTL CL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.08%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EMERGING MARKETS FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	12.82%
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.79%
MACQUARIE SMALL CAP VALUE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	13.27%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.02%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND INSTL CL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	33.10%
MACQUARIE DIVERSIFIED INCOME FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	11.22%
MACQUARIE DIVERSIFIED INCOME FUND INSTL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.29%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE DIVERSIFIED INCOME FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.06%
MACQUARIE FLOATING RATE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.43%
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.69%
MACQUARIE FLOATING RATE FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	50.09%
MACQUARIE WEALTH BUILDER FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.56%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	8.88%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.85%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.25%
MACQUARIE TAX-FREE COLORADO FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.62%
MACQUARIE TAX-FREE IDAHO FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	12.71%
MACQUARIE TAX-FREE NEW YORK FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.16%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	10.06%
MACQUARIE VALUE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.05%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.52%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP CORE FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	13.98%
MACQUARIE VALUE FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	10.27%
MACQUARIE HEALTHCARE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.51%
MACQUARIE GROWTH AND INCOME FUND INSTL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	25.08%
MACQUARIE OPPORTUNITY FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	21.63%
MACQUARIE TAX-FREE OREGON FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.84%
MACQUARIE BALANCED FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	17.69%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	8.84%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	10.69%
MACQUARIE BALANCED FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.53%
MACQUARIE MID CAP GROWTH FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.87%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.03%
MACQUARIE CORE EQUITY FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.34%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE INTERNATIONAL CORE EQUITY FUND INSTL CL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.07%
MACQUARIE SMID CAP CORE FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	10.89%
MACQUARIE EMERGING MARKETS DEBT CORP FUND INSTL CL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	18.64%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND INSTL CL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.37%
MACQUARIE SMALL CAP GROWTH FUND CLASS R6	CHARLES SCHWAB TRUST BANK CUST KNOX COUNTY ASSET ACCUMULATION 401( (A) PLAN 106197 2423 E LINCOLN DR PHOENIX AZ 85016-1215	6.16%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	12.03%
MACQUARIE SMALL CAP VALUE FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	5.65%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE CORPORATE BOND FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	67.82%
MACQUARIE SMALL CAP VALUE FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	18.45%
MACQUARIE EMERGING MARKETS FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	11.31%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	8.49%
MACQUARIE VALUE FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	6.82%
MACQUARIE SMALL CAP GROWTH FUND CLASS R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.80%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.24%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.19%
MACQUARIE NATURAL RESOURCES FUND CLASS R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.65%
MACQUARIE MID CAP GROWTH FUND CLASS R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.89%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS Y	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.55%
MACQUARIE MID CAP GROWTH FUND CLASS R	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.29%
MACQUARIE OPPORTUNITY FUND CLASS R	DELAWARE MANAGEMENT BUSINESS TR-DIA ATTN: RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	10.88%
MACQUARIE TAX-FREE USA FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.16%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.09%
MACQUARIE EMERGING MARKETS FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	49.19%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	13.39%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	16.10%
MACQUARIE TAX-FREE COLORADO FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	9.75%
MACQUARIE TAX-FREE IDAHO FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	28.15%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP VALUE FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	12.49%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	11.87%
MACQUARIE TAX-FREE OREGON FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.24%
MACQUARIE BALANCED FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	38.75%
MACQUARIE SMALL CAP GROWTH FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.40%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	24.29%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	39.43%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL BOND FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.35%
MACQUARIE GLOBAL GROWTH FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	11.45%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	8.37%
MACQUARIE SMID CAP CORE FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	36.49%
MACQUARIE LARGE CAP GROWTH FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	19.10%
MACQUARIE MID CAP GROWTH FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	17.45%
MACQUARIE BALANCED FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	7.16%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMID CAP CORE FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	6.41%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	10.14%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS Y	EMPOWER ANNUITY INSURANCE FBO FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	8.00%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS Y	EMPOWER ANNUITY INSURANCE FBO FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	10.13%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R6	EMPOWER TRUST FBO BROWN AND CALDWELL SAVINGS PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	10.82%
MACQUARIE SMALL CAP VALUE FUND CLASS R	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	10.31%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.73%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATURAL RESOURCES FUND CLASS R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.15%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS Y	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	8.30%
MACQUARIE HIGH INCOME FUND CLASS Y	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	14.06%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS Y	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	9.81%
MACQUARIE MID CAP GROWTH FUND CLASS Y	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	9.02%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS Y	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	24.88%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS R	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.82%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE WEALTH BUILDER FUND CLASS R	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	18.76%
MACQUARIE VALUE FUND CLASS R	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	9.46%
MACQUARIE SMALL CAP GROWTH FUND CLASS Y	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	20.53%
MACQUARIE HIGH INCOME FUND CLASS R6	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	7.81%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL R6	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	9.42%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY R6	EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.11%
MACQUARIE SMID CAP CORE FUND CLASS R6	EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	17.89%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP VALUE FUND CLASS R6	EMPOWER TRUST FBO TRINET 401K PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.31%
MACQUARIE VIP HIGH INCOME SERVICE CLASS	EQUITABLE AMERICA VARIABLE 1345 AVENUE OF THE AMERICAS NEW YORK NY 10104	16.38%
MACQUARIE VIP HIGH INCOME SERVICE CLASS	EQUITABLE LIFE SEPARATE ACCOUNT 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-0295	16.51%
MACQUARIE GLOBAL GROWTH FUND CLASS R6	FIIOC FBO BANK OF CHINA 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	67.26%
MACQUARIE VIP FUND FOR INCOME STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	62.09%
MACQUARIE VIP GROWTH EQUITY STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	59.02%
MACQUARIE VIP GROWTH AND INCOME STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	58.58%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP OPPORTUNITY STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	39.83%
MACQUARIE VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	44.63%
MACQUARIE VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	33.28%
MACQUARIE VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	50.05%
MACQUARIE VIP SMALL CAP VALUE STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	20.14%
MACQUARIE VIP INTL CORE EQUITY STANDARD CLASS	FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B 40 WALL ST NEW YORK NY 10005	20.09%
MACQUARIE VIP FUND FOR INCOME STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	12.75%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP GROWTH EQUITY STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	19.01%
MACQUARIE VIP GROWTH AND INCOME STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	5.57%
MACQUARIE VIP OPPORTUNITY STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	31.03%
MACQUARIE VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	19.08%
MACQUARIE VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	27.74%
MACQUARIE VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE SEPARATE ACCOUNT E 40 WALL ST NEW YORK NY 10005	17.24%
MACQUARIE VIP FUND FOR INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	9.70%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP GROWTH EQUITY STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	12.92%
MACQUARIE VIP GROWTH AND INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	8.36%
MACQUARIE VIP OPPORTUNITY STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	10.87%
MACQUARIE VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	20.88%
MACQUARIE VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	18.50%
MACQUARIE VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C 40 WALL ST NEW YORK NY 10005	18.89%
MACQUARIE VIP FUND FOR INCOME STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	13.01%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP GROWTH EQUITY STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	9.05%
MACQUARIE VIP OPPORTUNITY STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	10.15%
MACQUARIE VIP LIMITED DURATION BOND STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	15.40%
MACQUARIE VIP TOTAL RETURN STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	20.24%
MACQUARIE VIP INVESTMENT GRADE STANDARD CLASS	FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D 40 WALL ST NEW YORK NY 10005	13.83%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R6	FIRST STATE BANK 201 WEST MAIN STREET MONTICELLO IL 61856	14.61%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND INSTL CL	GOLDMAN SACHS & CO 111 S MAIN ST SALT LAKE CITY UT 84111	24.52%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL GROWTH FUND CLASS R	IVY FUNDS DISTRIBUTOR INC ATTN: TREASURY DEPARTMENT 6301 GLENWOOD ST MISSION KS 66202-4291	20.94%
MACQUARIE VIP ASSET STRATEGY STANDARD CLASS	IVY INVESTMENT MANAGEMENT COMPANY ATTN: TREASURY DEPARTMENT 6301 GLENWOOD ST MISSION KS 66202-4291	48.94%
MACQUARIE SMALL CAP GROWTH FUND CLASS R6	JOHN HANCOCK LIFE INS CO (USA) TR QUALIFIED 401(K) PLAN JHRPS-TRADING OPS ST6 200 BERKELEY ST FL 3 BOSTON MA 02116-5030	8.75%
MACQUARIE SMID CAP CORE FUND CLASS R6	JOHN HANCOCK LIFE INS CO (USA) TR QUALIFIED 401(K) PLAN JHRPS-TRADING OPS ST6 200 BERKELEY ST FL 3 BOSTON MA 02116-5030	14.40%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON, MA 02116	7.20%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON, MA 02116	5.65%
MACQUARIE EMERGING MARKETS FUND CLASS R6	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	11.41%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE COLORADO FUND CLASS A	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	5.03%
MACQUARIE TAX-FREE COLORADO FUND CLASS C	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	14.25%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND INSTL CL	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	11.73%
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS C	LAWRENCE H & BETTE N NAKAYAMA TTEES NAKAYAMA FAMILY TRUST U/A DTD 05/20/1995 853 E GLADWICK ST CARSON CA 90746-3818	9.60%
MACQUARIE VIP EMERGING MARKETS STANDARD CLASS	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	80.57%
MACQUARIE VIP EMERGING MARKETS SERVICE CLASS	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	86.13%
MACQUARIE VIP SMALL CAP VALUE STANDARD CLASS	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	40.08%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP SMALL CAP VALUE SERVICE CLASS	LINCOLN LIFE 1300 S CLINTON ST FORT WAYNE IN 46802-3518	67.33%
MACQUARIE SMALL CAP CORE FUND CLASS R	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	14.24%
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	7.77%
MACQUARIE VIP SMALL CAP GROWTH SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	9.13%
MACQUARIE VIP MID CAP GROWTH SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	6.31%
MACQUARIE VIP ENERGY SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	14.08%
MACQUARIE VIP SCIENCE AND TECHNOLGY STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	100.00%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP ASSET STRATEGY STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	40.31%
MACQUARIE VIP HIGH INCOME STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	32.57%
MACQUARIE VIP SMALL CAP GROWTH STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	100.00%
MACQUARIE VIP ENERGY STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	100.00%
MACQUARIE VIP MID CAP GROWTH STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	100.00%
MACQUARIE BALANCED FUND CLASS R	LINCOLN RETIREMENT SERVICES CO FBO ARMSTRONG AMBULANCE SVC 401K PO BOX 7876 FORT WAYNE IN 46801-7876	24.28%
MACQUARIE DIVERSIFIED INCOME FUND CLASS R	LINCOLN RETIREMENT SERVICES CO FBO CITY OF RAHWAY 457B P.O. BOX 7876 FORT WAYNE IN 46801-7876	8.18%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MACQUARIE HOLDINGS USA INC 401A PO BOX 7876 FORT WAYNE IN 46801-7876	7.63%
MACQUARIE WEALTH BUILDER FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC EMPLOYEES SAV & 401K PO BOX 7876 FORT WAYNE IN 46801-7876	62.76%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC EMPLOYEES SAV & 401K PO BOX 7876 FORT WAYNE IN 46801-7876	17.92%
MACQUARIE FLOATING RATE FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	10.01%
MACQUARIE WEALTH BUILDER FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	28.17%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	69.22%
MACQUARIE SMALL CAP CORE FUND CLASS R	LINCOLN RETIREMENT SERVICES COMPANY FBO ST JOHNS COUNTY 457 PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	7.05%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	LIU-ER CHEN AND DAWN DING JT WROS SUBJECT TO DSCI TOD RULES 33 GREEN HILL RD BROOKLINE MA 02445-5906	12.19%
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.07%
MACQUARIE TAX-FREE USA FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	25.38%
MACQUARIE EMERGING MARKETS FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.71%
MACQUARIE EMERGING MARKETS FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.55%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	40.83%
MACQUARIE STRATEGIC INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	35.16%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.09%
MACQUARIE STRATEGIC INCOME FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	60.75%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME INSTL CL	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	53.96%
MACQUARIE EMERGING MARKETS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.98%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	32.44%
MACQUARIE TAX-FREE USA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	15.68%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	39.60%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE STRATEGIC INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	41.94%
MACQUARIE SMALL CAP VALUE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.40%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.90%
MACQUARIE ULTRASHORT FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	31.62%
MACQUARIE WEALTH BUILDER FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.80%
MACQUARIE WEALTH BUILDER FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.61%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL LISTED REAL ASSETS FUND INSTL CL	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	52.71%
MACQUARIE DIVERSIFIED INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	23.55%
MACQUARIE DIVERSIFIED INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	19.25%
MACQUARIE DIVERSIFIED INCOME FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	31.75%
MACQUARIE FLOATING RATE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.97%
MACQUARIE FLOATING RATE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.56%
MACQUARIE FLOATING RATE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.29%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EMERGING MARKETS DEBT CORP FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	38.07%
MACQUARIE EMERGING MARKETS DEBT CORP FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	32.90%
MACQUARIE TAX-FREE PENNSYLVANIA FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.75%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND INSTL CL	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	26.76%
MACQUARIE TAX-FREE CALIFORNIA FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	31.08%
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	17.49%
MACQUARIE TAX-FREE IDAHO FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	39.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE MINNESOTA FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	15.51%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.97%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	33.25%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	14.88%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.24%
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	14.55%
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	29.51%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE COLORADO FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.36%
MACQUARIE TAX-FREE COLORADO FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16.80%
MACQUARIE TAX-FREE IDAHO FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	18.52%
MACQUARIE TAX-FREE IDAHO FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	26.50%
MACQUARIE TAX-FREE NEW YORK FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	15.81%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	35.67%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.84%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VALUE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16.90%
MACQUARIE VALUE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.29%
MACQUARIE VALUE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	17.15%
MACQUARIE CORPORATE BOND FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.90%
MACQUARIE CORPORATE BOND FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	14.10%
MACQUARIE CORPORATE BOND FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.58%
MACQUARIE EXTENDED DURATION BOND FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.69%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EXTENDED DURATION BOND FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	26.90%
MACQUARIE EXTENDED DURATION BOND FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.98%
MACQUARIE HEALTHCARE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.05%
MACQUARIE HEALTHCARE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.73%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.92%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	25.22%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND INSTL CL	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	35.24%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATIONAL HIGH YIELD MUNI BOND INSTL CL	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.21%
MACQUARIE GROWTH AND INCOME FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	66.71%
MACQUARIE OPPORTUNITY FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	29.85%
MACQUARIE TAX-FREE OREGON FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.03%
MACQUARIE TAX-FREE OREGON FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	90.47%
MACQUARIE OPPORTUNITY FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	14.74%
MACQUARIE CORE EQUITY FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	48.15%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	39.97%
MACQUARIE ASSET STRATEGY FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.77%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	32.46%
MACQUARIE HIGH INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	19.39%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.55%
MACQUARIE NATURAL RESOURCES FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	36.70%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.80%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	57.77%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	21.63%
MACQUARIE BALANCED FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	31.29%
MACQUARIE SMID CAP CORE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	41.83%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	32.23%
MACQUARIE LARGE CAP GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	34.37%
MACQUARIE MID CAP GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.29%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE CLIMATE SOLUTIONS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	22.65%
MACQUARIE GLOBAL BOND FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	44.42%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND INSTL	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	30.29%
MACQUARIE CORE EQUITY FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	73.88%
MACQUARIE SMALL CAP GROWTH FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	52.55%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE ASSET STRATEGY FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	46.35%
MACQUARIE SCIENCE & TECHNOLOGY FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	55.51%
MACQUARIE HIGH INCOME FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	45.36%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY INSTL	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	18.37%
MACQUARIE NATURAL RESOURCES FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	29.96%
MACQUARIE INTERNATIONAL CORE EQUITY FUND INSTL CL	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	39.33%
MACQUARIE GLOBAL GROWTH FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	83.59%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE BALANCED FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	69.08%
MACQUARIE SMID CAP CORE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	39.34%
MACQUARIE REAL ESTATE SECURITIES FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	80.50%
MACQUARIE LARGE CAP GROWTH FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	55.89%
MACQUARIE MID CAP GROWTH FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	24.05%
MACQUARIE CLIMATE SOLUTIONS FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	48.32%
MACQUARIE GLOBAL BOND FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	30.63%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE CORE EQUITY FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	79.31%
MACQUARIE SMALL CAP GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	74.56%
MACQUARIE ASSET STRATEGY FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16.61%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	65.58%
MACQUARIE HIGH INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.62%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	49.53%
MACQUARIE NATURAL RESOURCES FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	28.96%
MACQUARIE GLOBAL GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	50.18%
MACQUARIE BALANCED FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	50.85%
MACQUARIE SMID CAP CORE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	53.82%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	67.19%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	56.63%
MACQUARIE LARGE CAP GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	64.85%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MID CAP GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	43.98%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	60.53%
MACQUARIE GLOBAL BOND FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	66.17%
MACQUARIE DIVERSIFIED INCOME FUND CLASS R6	MAC & CO NUCLEAR DECOMMISSIONING TRT 500 GRANT ST RM 151-1010 PITTSBURGH PA 15258	16.14%
MACQUARIE SMALL CAP VALUE FUND INSTITUTIONAL CLASS	MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	19.09%
MACQUARIE DIVERSIFIED INCOME FUND CLASS R6	MAC & CO FBO NEXTERA ENERGY DUANE ARNOLD LLC ATTN MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	8.77%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP SMALL CAP VALUE STANDARD CLASS	MAC & CO FBO AGGRESSIVE MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	6.45%
MACQUARIE VIP TOTAL RETURN SERVICE CLASS	MACQUARIE INVESTMENT MANAGEMENT ADVISERS ATTN RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	100.00%
MACQUARIE VIP INVESTMENT GRADE SERVICE CLASS	MACQUARIE INVESTMENT MANAGEMENT ADVISERS ATTN RICK SALUS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	100.00%
MACQUARIE VIP ASSET STRATEGY STANDARD CLASS	MASS MUTUAL LIFE INSURANCE COMPANY 1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	8.19%
MACQUARIE EXTENDED DURATION BOND FUND CLASS A	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	6.74%
MACQUARIE EXTENDED DURATION BOND FUND INSTL CLASS	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	9.25%
MACQUARIE EMERGING MARKETS FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	53.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EXTENDED DURATION BOND FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	9.88%
MACQUARIE SMALL CAP GROWTH FUND CLASS Y	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	12.64%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	7.49%
MACQUARIE ASSET STRATEGY FUND CLASS R	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	6.07%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. MERCED MEDICAL SUPPLY INC 717 17TH STREET, SUITE 1300 DENVER CO 80202	28.04%
MACQUARIE OPPORTUNITY FUND CLASS R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. POTTSGROVE SCHOOL DISTRICT 403(B) 717 17TH STREET, SUITE 1300 DENVER CO 80202	12.92%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS R6	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY DRAPER AND KRAMER DEFERRED COMPENSA 35 IRON POINT CIRCLE SUITE 300 FOLSOM CA 95630	30.67%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE HIGH INCOME FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO CONNECTYOURCARE, LLC 717 17TH STREET SUITE 1300 DENVER CO 80202	10.31%
MACQUARIE STRATEGIC INCOME FUND CLASS R	MATRIX TRUST COMPANY CUST. FBO CONSOLIDATED WATER SUPPLY 717 17TH STREET SUITE 1300 DENVER CO 80202	85.90%
MACQUARIE SMALL CAP VALUE FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	9.80%
MACQUARIE STRATEGIC INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	6.33%
MACQUARIE WEALTH BUILDER FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	11.57%
MACQUARIE EMERGING MARKETS DEBT CORP FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	7.89%
MACQUARIE CORPORATE BOND FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	5.65%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GROWTH AND INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	27.41%
MACQUARIE OPPORTUNITY FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	26.46%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	6.01%
MACQUARIE GLOBAL GROWTH FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	5.84%
MACQUARIE CORPORATE BOND FUND CLASS R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	10.88%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R6	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	7.05%
MACQUARIE OPPORTUNITY FUND INSTITUTIONAL CLASS	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	5.49%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMID CAP CORE FUND CLASS Y	MATRIX TRUST COMPANY CUST. FBO PSP PARTNERS 401K PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	28.06%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS R	MATRIX TRUST COMPANY CUST. FBO TRANSOPTIONS, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202	5.81%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R6	MATRIX TRUST COMPANY TRUSTEE FBO FULTON COUNTY MEDICAL CENTER EMPLOY PO BOX 52129 PHOENIX AZ 85072	20.74%
MACQUARIE HEALTHCARE FUND CLASS R	MATRIX TRUST COMPANY TRUSTEE FBO SYMPHONY PLACEMENTS 401(K) AND PSP 717 17TH STREET SUITE 1300 DENVER CO 80202	5.67%
MACQUARIE CORE EQUITY FUND CLASS R	MATRIX TRUSTCO AGENT FOR ADVISOR TRUST INC CROOKSTON ISD 593 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	45.42%
MACQUARIE DIVERSIFIED INCOME FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO C & E PLASTICS INC 401(K) PROFIT SH 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	7.92%
MACQUARIE FLOATING RATE FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO COURTESY FORD LINCOLN 401(K) PLAN 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	6.83%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R	MID ATLANTIC TRUST COMPANY FBO CREATIVE CHOICE HOMES LLP 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	9.09%
MACQUARIE HEALTHCARE FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO DELASOFT INC 401(K) PROFIT SHARING 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	6.65%
MACQUARIE HEALTHCARE FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO DRAKE READY MIX, INC. 401(K) PROFIT 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5.60%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO ENIGMA SOLUTIONS INC 401(K) PROFIT 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	5.26%
MACQUARIE WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO INDUSTRIAL PHYSICAL CAPABILITY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	14.24%
MACQUARIE OPPORTUNITY FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO JARVIS LAND SURVEY INC 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	69.08%
MACQUARIE LARGE CAP GROWTH FUND CLASS R6	MID ATLANTIC TRUST COMPANY FBO MACATAWA BANK OMNIBUS ACCOUNT 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	16.52%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PETROTEK ENGINEERING CORPORATION 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	9.61%
MACQUARIE WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PETTERSEN AND SILBERMAN DENTAL 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5.85%
MACQUARIE WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PMALLIANCE, INC 401K PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	12.65%
MACQUARIE WEALTH BUILDER FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO TAYLOR CREATIVE INC 401(K) PROFIT 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	9.84%
MACQUARIE VIP OPPORTUNITY STANDARD CLASS	MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1144	8.12%
MACQUARIE GLOBAL GROWTH FUND CLASS Y	MILLENNIUM TRUSTCO LLC FBO VARIOUS BENEFICIARIES 2001 SPRING RD STE 700 OAK BROOK IL 60523-1890	37.41%
MACQUARIE VIP PATHFINDER MOD MNGD VOL SERV CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	51.09%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP PATH MOD AGG MGD VOL SERV CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	28.95%
MACQUARIE VIP PATH MOD CON MGD VOL SERV CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	18.70%
MACQUARIE VIP VALUE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	15.41%
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	8.20%
MACQUARIE VIP GLOBAL GROWTH SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	10.71%
MACQUARIE VIP BALANCED SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	25.82%
MACQUARIE VIP INTL CORE EQUITY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	21.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP SMID CAP CORE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	12.53%
MACQUARIE VIP NATURAL RESOURCES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	27.62%
MACQUARIE VIP MID CAP GROWTH SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	6.14%
MACQUARIE VIP PATHFINDER AGGRESSIVE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	18.75%
MACQUARIE VIP VALUE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	34.64%
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	12.50%
MACQUARIE VIP ASSET STRATEGY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	7.44%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP GLOBAL GROWTH SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	12.73%
MACQUARIE VIP SMALL CAP GROWTH SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	12.00%
MACQUARIE VIP BALANCED SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	51.83%
MACQUARIE VIP INTL CORE EQUITY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	57.36%
MACQUARIE VIP SMID CAP CORE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	40.11%
MACQUARIE VIP NATURAL RESOURCES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	14.10%
MACQUARIE VIP PATHFINDER MOD MNGD VOL SERV CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	44.81%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP PATH MOD AGG MGD VOL SERV CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	57.91%
MACQUARIE VIP PATH MOD CON MGD VOL SERV CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	81.30%
MACQUARIE VIP PATHFINDER AGGRESSIVE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	19.23%
MACQUARIE VIP PATHFINDER CONSERV SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	23.48%
MACQUARIE VIP PATHFINDER MODERATE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	22.90%
MACQUARIE VIP PATHFINDER MOD AGG SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	22.94%
MACQUARIE VIP PATHFINDER MOD CONSERV SERV CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	24.54%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP VALUE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	8.10%
MACQUARIE VIP ASSET STRATEGY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.99%
MACQUARIE VIP CORPORATE BOND SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	11.98%
MACQUARIE VIP GROWTH SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.65%
MACQUARIE VIP GLOBAL GROWTH SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	11.28%
MACQUARIE VIP SMALL CAP GROWTH SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	9.10%
MACQUARIE VIP BALANCED SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.23%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP INTL CORE EQUITY SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.37%
MACQUARIE VIP SMID CAP CORE SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.18%
MACQUARIE VIP NATURAL RESOURCES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.76%
MACQUARIE VIP LIMITED TERM BOND SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	13.05%
MACQUARIE SMALL CAP GROWTH FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101	14.54%
MACQUARIE MID CAP GROWTH FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	12.60%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	75.57%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE BALANCED FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	12.80%
MACQUARIE SMID CAP CORE FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	10.22%
MACQUARIE EMERGING MARKETS FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	26.25%
MACQUARIE EMERGING MARKETS FUND INSTL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	21.10%
MACQUARIE SMALL CAP VALUE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.88%
MACQUARIE EMERGING MARKETS FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.97%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.68%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE USA FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.87%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.26%
MACQUARIE WEALTH BUILDER FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	21.01%
MACQUARIE DIVERSIFIED INCOME FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.76%
MACQUARIE DIVERSIFIED INCOME FUND INSTL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.42%
MACQUARIE EMERGING MARKETS FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.35%
MACQUARIE FLOATING RATE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.04%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE FLOATING RATE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	13.31%
MACQUARIE FLOATING RATE FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	18.35%
MACQUARIE TAX-FREE PENNSYLVANIA FUND INSTL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.58%
MACQUARIE TAX-FREE CALIFORNIA FUND INSTL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	26.41%
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.60%
MACQUARIE TAX-FREE IDAHO FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.19%
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.79%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.00%
MACQUARIE TAX-FREE COLORADO FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.52%
MACQUARIE TAX-FREE IDAHO FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.20%
MACQUARIE TAX-FREE NEW YORK FUND INSTL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	19.87%
MACQUARIE TAX-FREE NEW YORK FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	9.57%
MACQUARIE TAX-FREE NEW YORK FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	9.36%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.61%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	12.72%
MACQUARIE VALUE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.38%
MACQUARIE VALUE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.63%
MACQUARIE VALUE FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.37%
MACQUARIE CORPORATE BOND FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.99%
MACQUARIE CORPORATE BOND FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	38.01%
MACQUARIE CORPORATE BOND FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	49.21%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EXTENDED DURATION BOND FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	9.71%
MACQUARIE EXTENDED DURATION BOND FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	13.11%
MACQUARIE SMALL CAP CORE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	25.60%
MACQUARIE SMALL CAP CORE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	17.46%
MACQUARIE SMALL CAP CORE FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	33.06%
MACQUARIE SMALL CAP CORE FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.33%
MACQUARIE VALUE FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	9.66%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.55%
MACQUARIE WEALTH BUILDER FUND CLASS R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.20%
MACQUARIE CORPORATE BOND FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	55.44%
MACQUARIE HEALTHCARE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.32%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.82%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	15.95%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND INSTL CL	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	20.09%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATIONAL HIGH YIELD MUNI BOND INSTL CL	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.99%
MACQUARIE SMALL CAP GROWTH FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.21%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY INSTL	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.69%
MACQUARIE INTERNATIONAL CORE EQUITY FUND INSTL CL	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.87%
MACQUARIE ASSET STRATEGY FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.39%
MACQUARIE SMALL CAP GROWTH FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.38%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.62%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE HIGH INCOME FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	10.49%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	84.26%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	20.30%
MACQUARIE MID CAP GROWTH FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.48%
MACQUARIE BALANCED FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	18.48%
MACQUARIE SMID CAP CORE FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	23.51%
MACQUARIE CORE EQUITY FUND CLASS R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	11.90%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.11%
MACQUARIE TAX-FREE USA FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.29%
MACQUARIE EMERGING MARKETS FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	13.78%
MACQUARIE SMALL CAP VALUE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.92%
MACQUARIE SMALL CAP VALUE FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.19%
MACQUARIE EMERGING MARKETS FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.87%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.69%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	43.84%
MACQUARIE TAX-FREE USA FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	19.57%
MACQUARIE SMALL CAP VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	18.13%
MACQUARIE WEALTH BUILDER FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.35%
MACQUARIE DIVERSIFIED INCOME FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.43%
MACQUARIE DIVERSIFIED INCOME FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.10%
MACQUARIE DIVERSIFIED INCOME FUND INSTL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.48%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE PENNSYLVANIA FUND INSTL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.60%
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.49%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	16.57%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	23.98%
MACQUARIE VALUE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.03%
MACQUARIE VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.58%
MACQUARIE VALUE FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	19.19%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE CORPORATE BOND FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	13.80%
MACQUARIE SMALL CAP CORE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.60%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND R	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	13.44%
MACQUARIE HEALTHCARE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.94%
MACQUARIE HEALTHCARE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.33%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.41%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.96%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATIONAL HIGH YIELD MUNI BOND INSTL CL	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.55%
MACQUARIE TAX-FREE OREGON FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.13%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.15%
MACQUARIE LARGE CAP GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.28%
MACQUARIE MID CAP GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.18%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY INSTL	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.85%
MACQUARIE NATURAL RESOURCES FUND INSTL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	22.22%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE INTERNATIONAL CORE EQUITY FUND INSTL CL	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.45%
MACQUARIE MID CAP GROWTH FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.28%
MACQUARIE ASSET STRATEGY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.81%
MACQUARIE NATURAL RESOURCES FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.51%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.76%
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	19.53%
MACQUARIE EMERGING MARKETS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.75%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EMERGING MARKETS FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.09%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.04%
MACQUARIE SMALL CAP VALUE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.06%
MACQUARIE EMERGING MARKETS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.95%
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.50%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	13.00%
MACQUARIE SMALL CAP VALUE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.76%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.54%
MACQUARIE WEALTH BUILDER FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	21.31%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	55.83%
MACQUARIE DIVERSIFIED INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.66%
MACQUARIE DIVERSIFIED INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	14.44%
MACQUARIE DIVERSIFIED INCOME FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.79%
MACQUARIE FLOATING RATE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.92%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE FLOATING RATE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.45%
MACQUARIE EMERGING MARKETS DEBT CORP FUND INSTL CL	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	18.91%
MACQUARIE TAX-FREE PENNSYLVANIA FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.69%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND INSTL CL	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.39%
MACQUARIE TAX-FREE CALIFORNIA FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	13.83%
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.01%
MACQUARIE TAX-FREE IDAHO FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.09%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE MINNESOTA FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	17.78%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	20.00%
MACQUARIE TAX-FREE COLORADO FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.15%
MACQUARIE TAX-FREE NEW YORK FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.91%
MACQUARIE VALUE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.21%
MACQUARIE VALUE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.88%
MACQUARIE VALUE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.57%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE CORPORATE BOND FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.22%
MACQUARIE EXTENDED DURATION BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	14.88%
MACQUARIE EXTENDED DURATION BOND FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	18.52%
MACQUARIE EXTENDED DURATION BOND FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	28.40%
MACQUARIE SMALL CAP CORE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.66%
MACQUARIE HEALTHCARE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.07%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.41%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.63%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND INSTL CL	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	14.58%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND INSTL CL	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	13.86%
MACQUARIE OPPORTUNITY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.54%
MACQUARIE OPPORTUNITY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.42%
MACQUARIE ASSET STRATEGY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.97%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.22%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE BALANCED FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.19%
MACQUARIE SMID CAP CORE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.91%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	14.24%
MACQUARIE ASSET STRATEGY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.31%
MACQUARIE HIGH INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.16%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.30%
MACQUARIE NATURAL RESOURCES FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.00%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.41%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.30%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.02%
MACQUARIE SMALL CAP CORE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	20.12%
MACQUARIE SMALL CAP VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.55%
MACQUARIE VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.57%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.67%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.49%
MACQUARIE SMALL CAP GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28.95%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.62%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.60%
MACQUARIE GLOBAL BOND FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	42.07%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29.97%
MACQUARIE LARGE CAP GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.04%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MID CAP GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.03%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND INSTL	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.29%
MACQUARIE SMALL CAP GROWTH FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.03%
MACQUARIE ASSET STRATEGY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.31%
MACQUARIE SCIENCE & TECHNOLOGY FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.05%
MACQUARIE HIGH INCOME FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.45%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY INSTL	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.78%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATURAL RESOURCES FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.35%
MACQUARIE INTERNATIONAL CORE EQUITY FUND INSTL CL	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.27%
MACQUARIE SMID CAP CORE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.08%
MACQUARIE MID CAP GROWTH FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.77%
MACQUARIE CLIMATE SOLUTIONS FUND INSTL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.38%
MACQUARIE GLOBAL BOND FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.42%
MACQUARIE CORE EQUITY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.00%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE ASSET STRATEGY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.21%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24.13%
MACQUARIE HIGH INCOME FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.21%
MACQUARIE NATURAL RESOURCES FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.77%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.36%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.33%
MACQUARIE LARGE CAP GROWTH FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.49%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MID CAP GROWTH FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.82%
MACQUARIE BALANCED FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.18%
MACQUARIE MID CAP GROWTH FUND CLASS Y	NATIONWIDE LIFE INSURANCE CO NACO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.35%
MACQUARIE MID CAP GROWTH FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY DVCA % IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.46%
MACQUARIE VIP PATH MOD AGG MGD VOL SERV CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.56%
MACQUARIE VIP PATHFINDER AGGRESSIVE SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	55.10%
MACQUARIE VIP PATHFINDER CONSERV SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	70.61%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP PATHFINDER MODERATE SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	70.02%
MACQUARIE VIP PATHFINDER MOD AGG SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	65.96%
MACQUARIE VIP PATHFINDER MOD CONSERV SERV CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	70.28%
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.75%
MACQUARIE VIP GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.82%
MACQUARIE VIP CORE EQUITY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.61%
MACQUARIE VIP GLOBAL GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.35%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP SMALL CAP GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.42%
MACQUARIE VIP NATURAL RESOURCES SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.59%
MACQUARIE VIP ENERGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.05%
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.70%
MACQUARIE VIP ASSET STRATEGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.51%
MACQUARIE VIP GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	16.78%
MACQUARIE VIP CORE EQUITY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.94%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP GLOBAL GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.34%
MACQUARIE VIP SMALL CAP GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.76%
MACQUARIE VIP SMALL CAP VALUE SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.48%
MACQUARIE VIP HIGH INCOME SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.04%
MACQUARIE VIP ASSET STRATEGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	15.34%
MACQUARIE VIP MID CAP GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	57.77%
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.24%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.28%
MACQUARIE VIP CORE EQUITY SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.59%
MACQUARIE VIP GLOBAL GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.06%
MACQUARIE VIP SMALL CAP GROWTH SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.35%
MACQUARIE VIP NATURAL RESOURCES SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.80%
MACQUARIE CORE EQUITY FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.39%
MACQUARIE SMALL CAP GROWTH FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.75%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE ASSET STRATEGY FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.99%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.72%
MACQUARIE HIGH INCOME FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.82%
MACQUARIE NATURAL RESOURCES FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.50%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12.26%
MACQUARIE GLOBAL GROWTH FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	48.57%
MACQUARIE LARGE CAP GROWTH FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.76%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MID CAP GROWTH FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.75%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.45%
MACQUARIE BALANCED FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27.02%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	22.12%
MACQUARIE GLOBAL BOND FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	79.85%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	16.85%
MACQUARIE BALANCED FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.09%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE ASSET STRATEGY FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.00%
MACQUARIE NATURAL RESOURCES FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.00%
MACQUARIE HIGH INCOME FUND CLASS R6	NATIONWIDE TRUSTCO FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.95%
MACQUARIE VIP SMALL CAP VALUE STANDARD CLASS	NY LIFE INSURANCE & ANNUITY CORP 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.57%
MACQUARIE VIP SMALL CAP VALUE SERVICE CLASS	NY LIFE INSURANCE & ANNUITY CORP 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	7.32%
MACQUARIE NATURAL RESOURCES FUND CLASS R6	OPPENHEIMER & CO INC. FBO ALICE HILF PAS 14006 SE 90TH ST NEWCASTLE WA 98059	6.86%
MACQUARIE BALANCED FUND CLASS R6	OPPENHEIMER & CO INC. FBO DAVID L LAPAN TRUSTEE CARDIAC SERVICES INC PS PL PS PLAN DTD 11/30/90 PAS 6430 N SWAN RD STE 100 TUCSON AZ 84718	5.83%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATURAL RESOURCES FUND CLASS R6	OPPENHEIMER & CO INC. FBO DONNA COHAN-BROOKS PAS ACCOUNT 8224 2ND AVE NE SEATTLE WA 98115-4012	5.82%
MACQUARIE VIP ENERGY SERVICE CLASS	PACIFIC LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	5.98%
MACQUARIE VIP ASSET STRATEGY SERVICE CLASS	PACIFIC LIFE INS COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	10.60%
MACQUARIE VIP ENERGY SERVICE CLASS	PACIFIC LIFE INS COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	58.44%
MACQUARIE TAX-FREE USA FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.22%
MACQUARIE EMERGING MARKETS FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.35%
MACQUARIE EMERGING MARKETS FUND INSTL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.70%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.13%
MACQUARIE SMALL CAP VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.93%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.32%
MACQUARIE EMERGING MARKETS DEBT CORP FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	16.20%
MACQUARIE EMERGING MARKETS DEBT CORP FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	53.29%
MACQUARIE TAX-FREE PENNSYLVANIA FUND INSTL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12.40%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND INSTL CL	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.89%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.94%
MACQUARIE FLOATING RATE FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.92%
MACQUARIE TAX-FREE MINNESOTA FUND INSTL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.14%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.65%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.16%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.21%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	41.37%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE COLORADO FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.24%
MACQUARIE TAX-FREE NEW YORK FUND INSTL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.94%
MACQUARIE TAX-FREE NEW YORK FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	26.00%
MACQUARIE TAX-FREE NEW YORK FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	37.42%
MACQUARIE VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.28%
MACQUARIE EXTENDED DURATION BOND FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.49%
MACQUARIE SMALL CAP CORE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.96%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP CORE FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.50%
MACQUARIE HEALTHCARE FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.52%
MACQUARIE HEALTHCARE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.79%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.03%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND INSTL CL	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.58%
MACQUARIE OPPORTUNITY FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.20%
MACQUARIE OPPORTUNITY FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	27.21%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE CLIMATE SOLUTIONS FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.97%
MACQUARIE ASSET STRATEGY FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	31.53%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.13%
MACQUARIE HIGH INCOME FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.91%
MACQUARIE SMALL CAP GROWTH FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.58%
MACQUARIE ASSET STRATEGY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	18.17%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.53%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE HIGH INCOME FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	17.55%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.45%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.77%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.67%
MACQUARIE BALANCED FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.60%
MACQUARIE SMID CAP CORE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.80%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	25.05%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LARGE CAP GROWTH FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12.33%
MACQUARIE MID CAP GROWTH FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.47%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.91%
MACQUARIE GLOBAL BOND FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.31%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND INSTL	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.11%
MACQUARIE ASSET STRATEGY FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.87%
MACQUARIE HIGH INCOME FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.21%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE BALANCED FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.60%
MACQUARIE REAL ESTATE SECURITIES FUND INSTL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.20%
MACQUARIE ASSET STRATEGY FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.35%
MACQUARIE HIGH INCOME FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.50%
MACQUARIE NATURAL RESOURCES FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.68%
MACQUARIE BALANCED FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.14%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.84%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.81%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.29%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL R6	PRINCIPAL BANK FBO FBO: CITY OF HOUSTON 457 TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	21.62%
MACQUARIE OPPORTUNITY FUND CLASS C	RALPH H. MCDONALD, JR. TRADITIONAL IRA OUTSIDE INVESTMENTS-RETIREMENT 20 WATERVIEW COURT BLUFFTON SC 29910	5.37%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME INSTL CL	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.47%
MACQUARIE EMERGING MARKETS FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.00%
MACQUARIE TAX-FREE USA FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.19%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.64%
MACQUARIE STRATEGIC INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.99%
MACQUARIE SMALL CAP VALUE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.20%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.54%
MACQUARIE WEALTH BUILDER FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.57%
MACQUARIE WEALTH BUILDER FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.98%
MACQUARIE DIVERSIFIED INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	12.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE DIVERSIFIED INCOME FUND INSTL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	10.08%
MACQUARIE FLOATING RATE FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.32%
MACQUARIE FLOATING RATE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	23.00%
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	9.17%
MACQUARIE TAX-FREE IDAHO FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	10.51%
MACQUARIE TAX-FREE COLORADO FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	14.35%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.03%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VALUE FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.05%
MACQUARIE CORPORATE BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.28%
MACQUARIE SMALL CAP CORE FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	16.46%
MACQUARIE SMALL CAP CORE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	40.31%
MACQUARIE SMALL CAP CORE FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.10%
MACQUARIE HEALTHCARE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.31%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.32%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.64%
MACQUARIE OPPORTUNITY FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	22.57%
MACQUARIE TAX-FREE OREGON FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.15%
MACQUARIE OPPORTUNITY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	42.62%
MACQUARIE CORE EQUITY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	21.31%
MACQUARIE SMALL CAP GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	9.09%
MACQUARIE ASSET STRATEGY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.36%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	9.07%
MACQUARIE HIGH INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.00%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.91%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.86%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	19.96%
MACQUARIE BALANCED FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.97%
MACQUARIE SMID CAP CORE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.98%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LARGE CAP GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.51%
MACQUARIE MID CAP GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	26.90%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	9.12%
MACQUARIE GLOBAL BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	15.90%
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND INSTL	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.60%
MACQUARIE ASSET STRATEGY FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.65%
MACQUARIE MID CAP GROWTH FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.42%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	8.27%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	9.10%
MACQUARIE EXTENDED DURATION BOND FUND CLASS A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	6.63%
MACQUARIE HEALTHCARE FUND CLASS A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	9.40%
MACQUARIE VIP FUND FOR INCOME SERVICE CLASS	RIVERSOURCE LIFE INSURANCE CO 707 2ND AVE S ROUTING 5889 MINNEAPOLIS MN 55402	92.24%
MACQUARIE VIP FUND FOR INCOME SERVICE CLASS	RIVERSOURCE LIFE INSURANCE CO OF NEW YORK 707 2ND AVE S, ROUTING 5889 MINNEAPOLIS MN 55402	7.48%
MACQUARIE NATURAL RESOURCES FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	15.69%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE LARGE CAP GROWTH FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	9.67%
MACQUARIE MID CAP GROWTH FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	21.08%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	31.27%
MACQUARIE SMALL CAP GROWTH FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	22.62%
MACQUARIE ASSET STRATEGY FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	24.10%
MACQUARIE HIGH INCOME FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	39.84%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	65.82%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE GLOBAL GROWTH FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	70.45%
MACQUARIE BALANCED FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	43.71%
MACQUARIE SMID CAP CORE FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	35.93%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	25.04%
MACQUARIE GLOBAL BOND FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	15.45%
MACQUARIE OPPORTUNITY FUND CLASS A	SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	8.60%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	5.22%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP VALUE FUND CLASS A	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.16%
MACQUARIE SMALL CAP VALUE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	30.06%
MACQUARIE SMALL CAP CORE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	17.04%
MACQUARIE VALUE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	39.15%
MACQUARIE HEALTHCARE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	21.29%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	20.61%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	9.08%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE ASSET STRATEGY FUND CLASS R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.73%
MACQUARIE LARGE CAP GROWTH FUND CLASS Y	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.73%
MACQUARIE SMID CAP CORE FUND CLASS Y	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.33%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS Y	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.39%
MACQUARIE REAL ESTATE SECURITIES FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	71.09%
MACQUARIE ASSET STRATEGY FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.63%
MACQUARIE HIGH INCOME FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.19%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	53.72%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	17.45%
MACQUARIE DIVERSIFIED INCOME FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	18.72%
MACQUARIE EMERGING MARKETS FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	8.90%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	45.92%
MACQUARIE SMALL CAP GROWTH FUND CLASS Y	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	9.81%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS Y	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	5.95%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATURAL RESOURCES FUND CLASS Y	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	59.98%
MACQUARIE LARGE CAP GROWTH FUND CLASS Y	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	21.23%
MACQUARIE NATURAL RESOURCES FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	60.43%
MACQUARIE LARGE CAP GROWTH FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	16.59%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	19.76%
MACQUARIE ASSET STRATEGY FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	37.58%
MACQUARIE VIP EMERGING MARKETS STANDARD CLASS	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102	11.39%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATURAL RESOURCES FUND CLASS R6	THE LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST MSC 5C00 FORT WAYNE IN 46802-3506	10.79%
MACQUARIE VIP INTL CORE EQUITY STANDARD CLASS	TIAA CREF LIFE SEPARATE ACCOUNT VA-1 LIFE INSURANCE CO 8500 ANDREW CARNEGIE BLVD # E3/N6 CHARLOTTE NC 28262-8500	9.54%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.11%
MACQUARIE DIVERSIFIED INCOME FUND INSTL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.96%
MACQUARIE FLOATING RATE FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.57%
MACQUARIE EMERGING MARKETS DEBT CORP FUND INSTL CL	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	23.51%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND INSTL CL	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.38%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07087	8.62%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07088	6.76%
MACQUARIE TAX-FREE NEW YORK FUND INSTL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07089	9.18%
MACQUARIE CORPORATE BOND FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07090	6.70%
MACQUARIE SMALL CAP CORE FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07091	6.30%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND INSTL CL	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07092	6.67%
MACQUARIE ASSET STRATEGY FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07093	6.37%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATURAL RESOURCES FUND INSTL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07094	8.23%
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07095	8.43%
MACQUARIE VIP GROWTH SERVICE CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07096	21.10%
MACQUARIE VIP CORE EQUITY SERVICE CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07097	13.01%
MACQUARIE VIP GLOBAL GROWTH SERVICE CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07098	9.50%
MACQUARIE VIP SMALL CAP GROWTH SERVICE CLASS	UNITED INVESTORS LIFE ADVANTAGE II PO BOX 10287 BIRMINGHAM AL 35202-0287	12.16%
MACQUARIE VIP BALANCED SERVICE CLASS	UNITED INVESTORS LIFE ADVANTAGE II PO BOX 10287 BIRMINGHAM AL 35202-0287	6.14%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE VIP SCIENCE AND TECHNOLOGY SERVICE CLASS	UNITED INVESTORS LIFE VARIABLE UNIVERSAL LIFE (PLUS) PO BOX 10287 BIRMINGHAM AL 35202-0287	7.94%
MACQUARIE VIP GROWTH SERVICE CLASS	UNITED INVESTORS LIFE VARIABLE UNIVERSAL LIFE (PLUS) PO BOX 10287 BIRMINGHAM AL 35202-0287	9.73%
MACQUARIE VIP CORE EQUITY SERVICE CLASS	UNITED INVESTORS LIFE VARIABLE UNIVERSAL LIFE (PLUS) PO BOX 10287 BIRMINGHAM AL 35202-0287	5.60%
MACQUARIE VIP GLOBAL GROWTH SERVICE CLASS	UNITED INVESTORS LIFE VARIABLE UNIVERSAL LIFE (PLUS) PO BOX 10287 BIRMINGHAM AL 35202-0287	8.01%
MACQUARIE VIP SMALL CAP GROWTH SERVICE CLASS	UNITED INVESTORS LIFE VARIABLE UNIVERSAL LIFE (PLUS) PO BOX 10287 BIRMINGHAM AL 35202-0287	9.11%
MACQUARIE LARGE CAP GROWTH FUND CLASS R6	VANGUARD FIDUCIARY TR COMPANY PO BOX 2600 VM L20 VALLEY FORGE PA 19482-2600	6.55%
MACQUARIE SMALL CAP GROWTH FUND CLASS R6	VANGUARD FIDUCIARY TRUST CO 400 DEVON PARK DR WAYNE PA 19087-1816	6.58%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE DIVERSIFIED INCOME FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	6.98%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	6.98%
MACQUARIE EXTENDED DURATION BOND FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY FBO VIPS II 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184	13.52%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	14.81%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	7.18%
MACQUARIE HIGH INCOME FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	5.97%
MACQUARIE ASSET STRATEGY FUND CLASS Y	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	53.79%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MID CAP GROWTH FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	20.82%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	17.74%
MACQUARIE SMALL CAP GROWTH FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	50.89%
MACQUARIE HIGH INCOME FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	40.05%
MACQUARIE BALANCED FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	11.15%
MACQUARIE SMID CAP CORE FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	37.94%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	65.46%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EXTENDED DURATION BOND FUND CLASS R	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	8.50%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS R6	VOYA RETIREMENT INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	19.88%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS R6	VOYA RETIREMENT INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	6.22%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS Y	VOYA RETIREMENT INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	20.00%
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.26%
MACQUARIE TAX-FREE USA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.20%
MACQUARIE EMERGING MARKETS FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.89%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.77%
MACQUARIE EMERGING MARKETS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22.92%
MACQUARIE LIMITED-TERM DIVERSIFIED INCOME FUND C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.95%
MACQUARIE TAX-FREE PENNSYLVANIA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.98%
MACQUARIE TAX-FREE USA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25.69%
MACQUARIE TAX-FREE USA INTERMEDIATE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.27%
MACQUARIE STRATEGIC INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.97%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP VALUE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.92%
MACQUARIE WEALTH BUILDER FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.95%
MACQUARIE WEALTH BUILDER FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.30%
MACQUARIE GLOBAL LISTED REAL ASSETS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.72%
MACQUARIE DIVERSIFIED INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.76%
MACQUARIE FLOATING RATE FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.29%
MACQUARIE FLOATING RATE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29.81%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE FLOATING RATE FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.74%
MACQUARIE TAX-FREE PENNSYLVANIA FUND INSTL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.13%
MACQUARIE TAX-FREE COLORADO FUND INSTL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.74%
MACQUARIE TAX-FREE IDAHO FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.88%
MACQUARIE TAX-FREE MINNESOTA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.41%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.55%
MACQUARIE MINNESOTA HIGH YIELD MUNI BOND FUND CL C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.34%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	26.01%
MACQUARIE TAX-FREE CALIFORNIA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	36.60%
MACQUARIE TAX-FREE COLORADO FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.34%
MACQUARIE TAX-FREE COLORADO FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.08%
MACQUARIE TAX-FREE IDAHO FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.83%
MACQUARIE TAX-FREE IDAHO FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	48.11%
MACQUARIE TAX-FREE NEW YORK FUND INSTL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.88%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE TAX-FREE NEW YORK FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.40%
MACQUARIE TAX-FREE NEW YORK FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	36.28%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.29%
MACQUARIE NATIONAL HIGH YIELD MUNI BOND FUND CL C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.80%
MACQUARIE VALUE FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.06%
MACQUARIE VALUE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.12%
MACQUARIE VALUE FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.16%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE EXTENDED DURATION BOND FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.18%
MACQUARIE EXTENDED DURATION BOND FUND INSTL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	24.31%
MACQUARIE SMALL CAP CORE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.73%
MACQUARIE SMALL CAP CORE FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.86%
MACQUARIE HEALTHCARE FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.16%
MACQUARIE HEALTHCARE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29.40%
MACQUARIE HEALTHCARE FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.25%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE SMALL CAP GROWTH FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.09%
MACQUARIE ASSET STRATEGY FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.89%
MACQUARIE SCIENCE & TECHNOLOGY FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.22%
MACQUARIE HIGH INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.27%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.42%
MACQUARIE NATURAL RESOURCES FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	31.25%
MACQUARIE INTERNATIONAL CORE EQUITY FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.21%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE MID CAP INCOME OPPORTUNITIES FUND CL C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.82%
MACQUARIE BALANCED FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.81%
MACQUARIE SMID CAP CORE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.01%
MACQUARIE LARGE CAP GROWTH FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.21%
MACQUARIE MID CAP GROWTH FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.06%
MACQUARIE CLIMATE SOLUTIONS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22.94%
MACQUARIE GLOBAL BOND FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.22%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE ASSET STRATEGY FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.17%
MACQUARIE HIGH INCOME FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.39%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY INSTL	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.77%
MACQUARIE NATURAL RESOURCES FUND INSTL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.95%
MACQUARIE GLOBAL BOND FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.20%
MACQUARIE ASSET STRATEGY FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.64%
MACQUARIE SYSTEMATIC EMERGING MARKETS EQUITY A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.37%

FUND/SHARE CLASS	SHAREHOLDER	PERCENTAGE OF CLASS OF FUND
MACQUARIE NATURAL RESOURCES FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.09%
MACQUARIE GLOBAL BOND FUND CLASS Y	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.06%

MACQUARIE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:
Voter ID: 123456789 Security ID: 123456789
Shares Held: confidential Household ID: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5
SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative Monday through Friday 9 AM to 10 PM ET.

(800) 769-7666

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

MACQUARIE FUNDS
MERGE FUND NAME
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2025

The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Aaron C. Buser, A.G. Ciavarelli and Catherine A. DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Special Meeting of Shareholders of the above-mentioned Fund to be held via live webstream on September 10, 2025 at 2:00 PM ET and at any and all postponements or adjournments thereof (the "Meeting"), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 769-7666. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MERGE FUND NAME

PROXY CARD

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED UPON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

The Board of Trustees unanimously recommends you vote FOR the following proposal:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement for the Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MACQUARIE

VOTING INFORMATION CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:
Voter ID: 123456789 Security ID: 123456789
Shares Held: confidential Household ID: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5

SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative Monday through Friday 9 AM to 10 PM ET.

(800) 769-7666

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

VIP MERGE FUND NAME

INSURANCE COMPANY NAME PRINTS HERE

The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named insurance company (the "Insurance Company") to vote all shares of the above-mentioned fund, in which the undersigned had an interest as a policy owner on July 11, 2025, at the Joint Special Meeting of Shareholders of the Fund (the "Meeting") to be held via live webstream on September 10, 2025 at 2:00 PM ET and at any adjournments or postponements thereof. Receipt of the related Proxy Statement and accompanying Notice of the Meeting that describes the proposal to be considered and voted on is hereby acknowledged. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares attributable to your account value in proportion to the votes of policy owners allocating assets to such Fund for which voting instructions have been received.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote "FOR" the Proposal.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 769-7666. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

VIP MERGE FUND NAME

VOTING INFORMATION CARD

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

By signing and dating above, you instruct the Insurance Company to vote shares of the Fund attributable to your policy/account at the Special Meeting and all adjournments thereof. When properly executed, this Voting Instruction Card will be voted as indicated on the reverse side as "FOR" the Proposal if no choice is indicated. The Voting Instruction Card also grants discretionary power to the Insurance Company to vote upon any other matters that may arise at the Special Meeting.

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This Voting Instruction Card will be voted as instructed. This Voting Instruction Card may be revoked prior to its exercise by filing with the Insurance Company an instrument revoking this Voting Instruction Card or a duly executed Voting Instruction Card bearing a later date.

The Board of Trustees unanimously recommends you vote FOR the following proposal:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement for the Fund.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MACQUARIE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:
Voter ID: 123456789 Security ID: 123456789
Shares Held: confidential Household ID: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5
SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative Monday through Friday 9 AM to 10 PM ET.

(800) 659-6590

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

MACQUARIE FUNDS
MERGE FUND NAME
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2025

The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Aaron C. Buser, A.G. Ciavarelli, and Catherine A. DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Special Meeting of Shareholders of the above-mentioned Fund to be held via live webstream on September 10, 2025 at 2:00 PM ET and at any and all postponements or adjournments thereof (the "Meeting"), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 659-6590. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MERGE FUND NAME

PROXY CARD

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED UPON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

The Board of Trustees unanimously recommends you vote FOR the following proposal:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement for the Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]